Exhibit 99.4 Revolutionizing Mass Transit and Shared Mobility July 2021Exhibit 99.4 Revolutionizing Mass Transit and Shared Mobility July 2021

Disclaimer - 1/2 Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements”. Actual results may dier ff from the expectations, estimates and projections set forth herein and consequently, you should not rely on these forward-looking statements as predictions of future events. All statements that address activities, events or developments that Queen’s Gambit Growth Capital (“SPAC”), Pivotal Holdings Corp (“Holdings”) or Swvl Inc. (the “Company”) intend, expect or believe may occur in the future are forward-looking statements. Words such as “continue,” “anticipate,” “could,” “intend,” “target,” “may,” “potential,” “contemplate,” “believe,” “predict,” “project,” “plan,” “should,” “would,” “will,” “believe,” “estimate,” “budget,” “forecast” and “expect” or the negative of these words or other similar terms or expressions are intended to identify such forward-looking statements. These forward-looking statements may relate to, without limitation, such matters as SPAC’s, Holdings’ or the Company’s industry, business strategy, goals and expectations concerning market position, future operations, future performance or results, margins, protabilit fi y, capital expenditures, liquidity and capital resources, interest rates and other financial and operating information and the outcome of contingencies such as legal and administrative proceedings as well as SPAC’s, Holdings’ and the Company’s expectations with respect to the anticipated nancial fi impacts of the potential business combination transaction between SPAC, Holdings and the Company (the “Potential Transaction”), the satisfaction of closing conditions to the Potential Transaction and the timing of the completion of the Potential Transaction. The forward-looking statements contained in the Presentation are subject to uncertainty and changes in circumstances. None of SPAC, Holdings, the Company nor any of their respective aliat ffi es, directors, officers, employees or representatives can guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. Because such statements inherently involve risks and uncertainties, actual future results may dier ff materially from those expressed or implied by such forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K for the year ended December 31, 2020, led fi with the Securities and Exchange Commission (the “SEC”) on March 29, 2021. In addition, there will be risks and uncertainties described in documents filed by SPAC, Holdings and/or the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to dier ff materially from those contained in the forward-looking statements. Most of these factors are outside SPAC’s, Holdings’ and the Company’s control and are difficult to predict. Factors that could cause or contribute to such dier ff ences include, but are not limited to those identied in the P fi resentation and other risks and uncertainties indicated from time-to-time described in SPAC’s registration on Form S-1, including those under “Risk Factors” therein, and in other documents led with the SE fi C by SPAC, Holdings and/or the Company. SPAC, Holdings and the Company caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should any of SPAC’s, Holdings’ or the Company’s assumptions prove incorrect, SPAC’s, Holdings’ and the Company’s actual results may vary in material respects from those projected in the Presentation. While SPAC, Holdings and the Company may elect to update the Presentation, including, without limitation, any forward-looking statements to reflect new information, subsequent events or circumstances or otherwise, SPAC, Holdings and the Company undertake no obligation to do so. These forward- looking statements should not be relied upon as representing SPAC’s, Holdings’ and the Company’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. None of SPAC, Holdings, the Company nor any of their respective aliat ffi es undertakes any obligation to update this Presentation. No Offer or Solicitation This Presentation is for informational purposes only and is not a solicitation as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation is neither an o er ff to purchase, nor a solicitation of an oer ff to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applic able law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Use of Projections The Presentation also includes certain statements, estimates, targets and projections that reect fl management’s assumptions concerning anticipated future performance. None of SPAC’s, Holdings’ nor the Company’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in the Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of the Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In the Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. Such statements, estimates, targets and projections are based on signicfi ant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyond SPAC’s, Holdings’ and the Company’s control. These assumptions and judgments may or may not prove to be correct and there can be no assurance that any projected results are attainable or will be realized. While all nancial fi projections, estimates and targets are necessarily speculative, SPAC, Holdings and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of SPAC, Holdings, the Company or any combined entity after the Potential Transaction or that actual results will not dier ff materially from those presented in the prospective nancial fi information. Inclusion of the prospective financial information in the Presentation should not be regarded as a representation by any person that the results contained in the prospective nancial fi information will be achieved. SPAC, Holdings, the Company and their respective a liat ffi es, directors, officers, employees and representatives disclaim any and all liability for any loss or damage (whether foreseeable or not) su er ff ed or incurred by any person or entity as a result of anything contained in or omitted from the Presentation and any such liability is expressly disclaimed. Industry and Market Data In the Presentation, SPAC, Holdings and the Company rely on and refer to publicly available information and statistics regarding market participants in the sectors in which the Company competes and other industry data. Any comparison of the Company to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to the Company. The Company obtained this information and statistics from third-party sources, including reports by market research rms fi and company lings. fi While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of SPAC, Holdings nor the Company has independently veried the inf fi ormation provided by the third-party sources. Trademarks The Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in the Presentation may be listed without the TM, SM, © or ® symbols, but SPAC, Holdings and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Financial and Other Information The nancial fi information contained in the Presentation has been taken from or prepared based on the historical nancial fi statements of the Company for the periods presented. An audit of these nancial fi statements is in process. Accordingly, such nancial fi information and data may not be included in, may be adjusted in or may be presented dier ff ently in any documents led fi with the SEC by SPAC, Holdings and/or the Company in connection with the Potential Transaction. The Presentation contains certain estimated preliminary nancial fi results and key operating metrics. This information is preliminary and subject to change. As such, actual results may differ from the estimated preliminary results presented here. 2Disclaimer - 1/2 Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements”. Actual results may dier ff from the expectations, estimates and projections set forth herein and consequently, you should not rely on these forward-looking statements as predictions of future events. All statements that address activities, events or developments that Queen’s Gambit Growth Capital (“SPAC”), Pivotal Holdings Corp (“Holdings”) or Swvl Inc. (the “Company”) intend, expect or believe may occur in the future are forward-looking statements. Words such as “continue,” “anticipate,” “could,” “intend,” “target,” “may,” “potential,” “contemplate,” “believe,” “predict,” “project,” “plan,” “should,” “would,” “will,” “believe,” “estimate,” “budget,” “forecast” and “expect” or the negative of these words or other similar terms or expressions are intended to identify such forward-looking statements. These forward-looking statements may relate to, without limitation, such matters as SPAC’s, Holdings’ or the Company’s industry, business strategy, goals and expectations concerning market position, future operations, future performance or results, margins, protabilit fi y, capital expenditures, liquidity and capital resources, interest rates and other financial and operating information and the outcome of contingencies such as legal and administrative proceedings as well as SPAC’s, Holdings’ and the Company’s expectations with respect to the anticipated nancial fi impacts of the potential business combination transaction between SPAC, Holdings and the Company (the “Potential Transaction”), the satisfaction of closing conditions to the Potential Transaction and the timing of the completion of the Potential Transaction. The forward-looking statements contained in the Presentation are subject to uncertainty and changes in circumstances. None of SPAC, Holdings, the Company nor any of their respective aliat ffi es, directors, officers, employees or representatives can guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. Because such statements inherently involve risks and uncertainties, actual future results may dier ff materially from those expressed or implied by such forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K for the year ended December 31, 2020, led fi with the Securities and Exchange Commission (the “SEC”) on March 29, 2021. In addition, there will be risks and uncertainties described in documents filed by SPAC, Holdings and/or the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to dier ff materially from those contained in the forward-looking statements. Most of these factors are outside SPAC’s, Holdings’ and the Company’s control and are difficult to predict. Factors that could cause or contribute to such dier ff ences include, but are not limited to those identied in the P fi resentation and other risks and uncertainties indicated from time-to-time described in SPAC’s registration on Form S-1, including those under “Risk Factors” therein, and in other documents led with the SE fi C by SPAC, Holdings and/or the Company. SPAC, Holdings and the Company caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should any of SPAC’s, Holdings’ or the Company’s assumptions prove incorrect, SPAC’s, Holdings’ and the Company’s actual results may vary in material respects from those projected in the Presentation. While SPAC, Holdings and the Company may elect to update the Presentation, including, without limitation, any forward-looking statements to reflect new information, subsequent events or circumstances or otherwise, SPAC, Holdings and the Company undertake no obligation to do so. These forward- looking statements should not be relied upon as representing SPAC’s, Holdings’ and the Company’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. None of SPAC, Holdings, the Company nor any of their respective aliat ffi es undertakes any obligation to update this Presentation. No Offer or Solicitation This Presentation is for informational purposes only and is not a solicitation as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation is neither an o er ff to purchase, nor a solicitation of an oer ff to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applic able law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Use of Projections The Presentation also includes certain statements, estimates, targets and projections that reect fl management’s assumptions concerning anticipated future performance. None of SPAC’s, Holdings’ nor the Company’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in the Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of the Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In the Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. Such statements, estimates, targets and projections are based on signicfi ant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyond SPAC’s, Holdings’ and the Company’s control. These assumptions and judgments may or may not prove to be correct and there can be no assurance that any projected results are attainable or will be realized. While all nancial fi projections, estimates and targets are necessarily speculative, SPAC, Holdings and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of SPAC, Holdings, the Company or any combined entity after the Potential Transaction or that actual results will not dier ff materially from those presented in the prospective nancial fi information. Inclusion of the prospective financial information in the Presentation should not be regarded as a representation by any person that the results contained in the prospective nancial fi information will be achieved. SPAC, Holdings, the Company and their respective a liat ffi es, directors, officers, employees and representatives disclaim any and all liability for any loss or damage (whether foreseeable or not) su er ff ed or incurred by any person or entity as a result of anything contained in or omitted from the Presentation and any such liability is expressly disclaimed. Industry and Market Data In the Presentation, SPAC, Holdings and the Company rely on and refer to publicly available information and statistics regarding market participants in the sectors in which the Company competes and other industry data. Any comparison of the Company to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to the Company. The Company obtained this information and statistics from third-party sources, including reports by market research rms fi and company lings. fi While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of SPAC, Holdings nor the Company has independently veried the inf fi ormation provided by the third-party sources. Trademarks The Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in the Presentation may be listed without the TM, SM, © or ® symbols, but SPAC, Holdings and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Financial and Other Information The nancial fi information contained in the Presentation has been taken from or prepared based on the historical nancial fi statements of the Company for the periods presented. An audit of these nancial fi statements is in process. Accordingly, such nancial fi information and data may not be included in, may be adjusted in or may be presented dier ff ently in any documents led fi with the SEC by SPAC, Holdings and/or the Company in connection with the Potential Transaction. The Presentation contains certain estimated preliminary nancial fi results and key operating metrics. This information is preliminary and subject to change. As such, actual results may differ from the estimated preliminary results presented here. 2

Disclaimer - 2/2

The Presentation includes certain non-IFRS financial measures (including on a forward-looking basis). These non-IFRS measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with International Financial Reporting Standards ("IFRS") and should not be considered as an alternative to profit for the year or any other performance measures derived in accordance with IFRS. The Company believes that these non-IFRS measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about the Company. The Company's management uses forward-looking non-IFRS measures to evaluate the Company's projected financials and operating performance. However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents, including that they exclude significant expenses that are required by IFRS to be recorded in the Company's financial measures. In addition, other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial performance, and therefore, the Company's non-IFRS measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-IFRS financial measures are provided, they are presented on a non-IFRS basis without reconciliations of such forward-looking non-IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

IFRS differs in certain material respects from U.S. generally accepted accounting principles ("U.S. GAAP"). As a result, the financial information contained in this Presentation may not be comparable to the financial statements of U.S. companies prepared in accordance with U.S. GAAP. Potential investors should consult their own professional advisors for an understanding of the differences between IFRS and U.S. GAAP and of how those differences might affect the financial information contained in this Presentation.

Participation in Solicitation
SPAC, Holdings and the Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of SPAC's shareholders in connection with the Potential Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Transaction of SPAC's directors and officers in the documents filed with the SEC by SPAC, Holdings and/or the Company, including SPAC's final prospectus, filed with the SEC on January 21, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SPAC's shareholders in connection with the proposed business combination will be set forth in the documents to be filed with the SEC by SPAC, Holdings and/or the Company in connection with the Potential Transaction.

No legal relationship shall be created between SPAC, Holdings, the Company or any of their respective affiliates, directors, officers, employees or representatives, on the one hand, and you or any of your affiliates or representatives, on the other hand, by virtue of the Presentation.

Important Information for Investors and Shareholders
In connection with the Potential Transaction, Holdings, which will be the going-forward public company, intends to file a registration statement on Form F-4 (the "Registration Statement") with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of shareholders to approve the Potential Transaction. INVESTORS AND SECURITY HOLDERS OF SPAC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SWVL, SPAC, HOLDINGS AND THE POTENTIAL TRANSACTION. After the Registration Statement is declared effective, SPAC will mail a definitive proxy statement/prospectus relating to the Potential Transaction and other relevant materials to its shareholders as of the record date to be established for voting on the Potential Transaction. This Presentation does not contain all the information that should be considered concerning the Potential Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

3

Risk Factors - 1/2 All references to “Swvl Inc.,” “we,” “us” or “our” refer to the business of Swvl Inc. (“the Company”) and its subsidiaries prior to the consummation of the proposed business combination with Queen’s Gambit Growth Capital (“SPAC”) (the “Potential Transaction”). The risks described below are a non-exhaustive list of the key risks related to the Company’s business and the Potential Transaction and the factors that could cause actual results to dier fr ff om the projections, intentions and assumptions described in this presentation. This list has been prepared solely for potential private placement investors in this private placement transaction and not for any other purpose. You should carefully consider these risks and uncertainties, carry out your own due diligence, and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision. The list below is qualied in it fi s entirety by disclosures contained in future documents led or f fi urnished in respect of the proposed business combination with the United States Securities and Exchange Commission (“SEC”). The risks presented in such lings will incl fi ude risks associated with the post-business combination operation of the Company’s business and the risks associated with the business combination transaction, and these risks may dier signi ff cfi antly from, and will be more extensive than, those risks presented below. Many of the following factors are outside of SPAC’s and the Company’s control. Risks Related to the Company’s Business • The shared mobility industry is highly competitive, and we may be unable to compete eectiv ff ely; • The mobility industry is an intensely competitive market that includes companies with greater nancial, t fi echnical, and marketing resources than we have; • There is uncertainty regarding the growth of the mass transit ride-sharing market in markets in which we currently operate or intend to operate in the future; • We have a limited operating history and no experience being a public company, including our management team’s limited experience managing a public company, which may result in difficulty in adequately operating and growing our business; • Our limited operating history, our evolving business and our growth plans make it dicffi ult to evaluate our future prospects and the risks and challenges we may encounter; • We have not implemented, or have only recently implemented, certain policies and procedures for the operation of our business and compliance with applicable laws and regulations, including policies with respect to anti-bribery and anti-corruption matters and cyber protection; • We do not yet maintain public-company-quality internal controls over financial reporting and books and records and we may experience material weaknesses and/or deficiencies in any such internal controls that we implement, potentially resulting in misstatements in our financial statements or our inability to meet our periodic reporting obligations; • There may be inaccuracies in our estimates; • Our growth plans depend on rapid, international expansion. If we are unable to manage the risks associated with such expansion, including completing adequate diligence and complying with applicable laws and regulations, or are unable to enter into new markets on our projected timelines or at all, our nancial r fi esults and future prospects would be adversely impacted; • Rapid and substantial expansion presents obstacles with respect to integrating new markets into our operations as well as compliance matters, such as data collection and audit and legal and nancial c fi ompliance requirements; • We may be unable to obtain additional capital to support the growth of our business on reasonable terms or at all; • We may be unable to attract and retain consumers, making our platform less appealing to drivers and businesses; • We may be unable to attract and retain qualied driv fi ers and other high quality personnel; • We do not have written contractual arrangements in place with certain of our historically material customers; • Our business depends on insurance coverage carried by our drivers and we may be unable to independently conrm that o fi ur drivers maintain necessary insurance as required by the laws of the jurisdictions in which we operate; • Illegal, improper or otherwise inappropriate activity of drivers, consumers or other users, whether or not occurring while utilizing our platform, or local partners could expose us to liability and harm our business; • The growth of our business depends in part on our reputation in the markets where we operate or intend to operate; • We may face reputational challenges based on the behavior of our drivers or performance of our operations, including safety, reliability and quality of our services; • We have not historically maintained insurance for our operations, including cyber security insurance. • Security or privacy breaches, as well as defects, errors or vulnerabilities in our technology and that of third-party providers could materially harm our reputation and business. We have previously experienced a data breach that resulted in the exposure of customer information; • Compliance with laws and regulations relating to privacy, data protection and the protection or transfer of personal data, including possible requirements that data be physically housed within countries where we operate, and data privacy regulations may pose technical barriers to implementation; • Required registrations, licenses, permits or approvals may be difficult to obtain in the jurisdictions in which we currently or may in the future operate and we will be required to obtain further registrations, licenses or permits to continue to operate our business in certain jurisdictions in which we currently operate; • We currently operate and intend to expand into jurisdictions that are, or have been, characterized by political instability, may have inadequate or limited regulatory and legal frameworks, including with respect to ride-hailing services, and may have limited, if any, treaties or other arrangements in place to protect foreign investments or involvement; • We have operations in countries known to experience high levels of corruption and are subject to territorial anti-corruption laws in these jurisdictions; • We may be blocked from or limited in providing or operating our products and offerings in certain jurisdictions, or we may be required to modify our business model in those or other jurisdictions as a result; • Certain liabilities may be imposed by jurisdictions where we operate, including tax liability, which may subject us to regulatory enforcement procedures if we do not or cannot comply; • Our business would be adversely aect ff ed if drivers were classified as employees, workers or quasi-employees; • Our inability to effectively determine rider demand, where to run routes, match routes with drivers and price our offering and to develop new oerings on o ff ur platform and manage the complexities of such expansion; • Our business and its growth depend on access to the internet and an increase in internet penetration in the markets in which we currently operate and in the markets we intend to enter; • We face competition in our industry, including by competitors who may have the ability to exert market power to foreclose or hinder our ability to compete; • Our market is characterized by rapid technological change, particularly across the SaaS/TaaS vertical, which requires us to continue to develop new products and product innovations. Any delays in such development could adversely aect mark ff et adoption of our products and our nancial r fi esults; • Our operations may be negatively impacted by systems failures and interruptions in the availability of our website, applications, platform or offerings as well as changes in the internet, mobile device accessibility, mobile device operating systems and application marketplaces; • Our business depends upon the interoperability of our platform across devices, operating systems, and third-party applications that we do not control; • Our business depends in part on intellectual property. Our inability to protect and enforce our intellectual property rights could materially and adversely affect our business; • Adverse litigation judgments or settlements resulting from legal proceedings or investigations in which we may be involved, including matters involving dissatisfied customers or former employees or intellectual property rights, could expose us to monetary damages or limit our ability to operate our business; 4Risk Factors - 1/2 All references to “Swvl Inc.,” “we,” “us” or “our” refer to the business of Swvl Inc. (“the Company”) and its subsidiaries prior to the consummation of the proposed business combination with Queen’s Gambit Growth Capital (“SPAC”) (the “Potential Transaction”). The risks described below are a non-exhaustive list of the key risks related to the Company’s business and the Potential Transaction and the factors that could cause actual results to dier fr ff om the projections, intentions and assumptions described in this presentation. This list has been prepared solely for potential private placement investors in this private placement transaction and not for any other purpose. You should carefully consider these risks and uncertainties, carry out your own due diligence, and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision. The list below is qualied in it fi s entirety by disclosures contained in future documents led or f fi urnished in respect of the proposed business combination with the United States Securities and Exchange Commission (“SEC”). The risks presented in such lings will incl fi ude risks associated with the post-business combination operation of the Company’s business and the risks associated with the business combination transaction, and these risks may dier signi ff cfi antly from, and will be more extensive than, those risks presented below. Many of the following factors are outside of SPAC’s and the Company’s control. Risks Related to the Company’s Business • The shared mobility industry is highly competitive, and we may be unable to compete eectiv ff ely; • The mobility industry is an intensely competitive market that includes companies with greater nancial, t fi echnical, and marketing resources than we have; • There is uncertainty regarding the growth of the mass transit ride-sharing market in markets in which we currently operate or intend to operate in the future; • We have a limited operating history and no experience being a public company, including our management team’s limited experience managing a public company, which may result in difficulty in adequately operating and growing our business; • Our limited operating history, our evolving business and our growth plans make it dicffi ult to evaluate our future prospects and the risks and challenges we may encounter; • We have not implemented, or have only recently implemented, certain policies and procedures for the operation of our business and compliance with applicable laws and regulations, including policies with respect to anti-bribery and anti-corruption matters and cyber protection; • We do not yet maintain public-company-quality internal controls over financial reporting and books and records and we may experience material weaknesses and/or deficiencies in any such internal controls that we implement, potentially resulting in misstatements in our financial statements or our inability to meet our periodic reporting obligations; • There may be inaccuracies in our estimates; • Our growth plans depend on rapid, international expansion. If we are unable to manage the risks associated with such expansion, including completing adequate diligence and complying with applicable laws and regulations, or are unable to enter into new markets on our projected timelines or at all, our nancial r fi esults and future prospects would be adversely impacted; • Rapid and substantial expansion presents obstacles with respect to integrating new markets into our operations as well as compliance matters, such as data collection and audit and legal and nancial c fi ompliance requirements; • We may be unable to obtain additional capital to support the growth of our business on reasonable terms or at all; • We may be unable to attract and retain consumers, making our platform less appealing to drivers and businesses; • We may be unable to attract and retain qualied driv fi ers and other high quality personnel; • We do not have written contractual arrangements in place with certain of our historically material customers; • Our business depends on insurance coverage carried by our drivers and we may be unable to independently conrm that o fi ur drivers maintain necessary insurance as required by the laws of the jurisdictions in which we operate; • Illegal, improper or otherwise inappropriate activity of drivers, consumers or other users, whether or not occurring while utilizing our platform, or local partners could expose us to liability and harm our business; • The growth of our business depends in part on our reputation in the markets where we operate or intend to operate; • We may face reputational challenges based on the behavior of our drivers or performance of our operations, including safety, reliability and quality of our services; • We have not historically maintained insurance for our operations, including cyber security insurance. • Security or privacy breaches, as well as defects, errors or vulnerabilities in our technology and that of third-party providers could materially harm our reputation and business. We have previously experienced a data breach that resulted in the exposure of customer information; • Compliance with laws and regulations relating to privacy, data protection and the protection or transfer of personal data, including possible requirements that data be physically housed within countries where we operate, and data privacy regulations may pose technical barriers to implementation; • Required registrations, licenses, permits or approvals may be difficult to obtain in the jurisdictions in which we currently or may in the future operate and we will be required to obtain further registrations, licenses or permits to continue to operate our business in certain jurisdictions in which we currently operate; • We currently operate and intend to expand into jurisdictions that are, or have been, characterized by political instability, may have inadequate or limited regulatory and legal frameworks, including with respect to ride-hailing services, and may have limited, if any, treaties or other arrangements in place to protect foreign investments or involvement; • We have operations in countries known to experience high levels of corruption and are subject to territorial anti-corruption laws in these jurisdictions; • We may be blocked from or limited in providing or operating our products and offerings in certain jurisdictions, or we may be required to modify our business model in those or other jurisdictions as a result; • Certain liabilities may be imposed by jurisdictions where we operate, including tax liability, which may subject us to regulatory enforcement procedures if we do not or cannot comply; • Our business would be adversely aect ff ed if drivers were classified as employees, workers or quasi-employees; • Our inability to effectively determine rider demand, where to run routes, match routes with drivers and price our offering and to develop new oerings on o ff ur platform and manage the complexities of such expansion; • Our business and its growth depend on access to the internet and an increase in internet penetration in the markets in which we currently operate and in the markets we intend to enter; • We face competition in our industry, including by competitors who may have the ability to exert market power to foreclose or hinder our ability to compete; • Our market is characterized by rapid technological change, particularly across the SaaS/TaaS vertical, which requires us to continue to develop new products and product innovations. Any delays in such development could adversely aect mark ff et adoption of our products and our nancial r fi esults; • Our operations may be negatively impacted by systems failures and interruptions in the availability of our website, applications, platform or offerings as well as changes in the internet, mobile device accessibility, mobile device operating systems and application marketplaces; • Our business depends upon the interoperability of our platform across devices, operating systems, and third-party applications that we do not control; • Our business depends in part on intellectual property. Our inability to protect and enforce our intellectual property rights could materially and adversely affect our business; • Adverse litigation judgments or settlements resulting from legal proceedings or investigations in which we may be involved, including matters involving dissatisfied customers or former employees or intellectual property rights, could expose us to monetary damages or limit our ability to operate our business; 4

Risk Factors - 2/2 • Natural disasters, economic downturns, public health crises, including the COVID-19 pandemic, or political crises in the jurisdictions in which we operate could materially and negatively impact our operations in such jurisdictions; • We conduct a substantial amount of our business in foreign currencies, which heightens our exposure to the risk of exchange rate fluctuations; • We will incur signicfi ant costs as a result of operating as a public company and our management team will be required to devote substantial time to new compliance initiatives and corporate governance practices; • Our ability to make and successfully integrate acquisitions and investments or complete divestitures, joint ventures, partnerships or other strategic transactions; Risks Related to the Proposed Transaction • The SPAC had limited time to conduct due diligence. The SPAC cannot assure you that this diligence identified all material issues or risks associated with the Company, its business, or the industry in which it operates. Additional information may later arise in connection with preparation of the registration statement and proxy materials, or after the consummation of the business combination. • The potential that we may not be able to obtain the required consents to complete the Potential Transaction; • The availability of sucient f ffi unds to consummate the Potential Transaction; • The potential that a market for our ordinary shares may not develop or be sustained, which could adversely aect the liquidit ff y and price of our ordinary shares; • The risk that sales of a substantial amount of our ordinary shares in the public market by our existing shareholders could cause our share price to decline; • The fact that, following the closing of a Potential Transaction, a significant number of ordinary shares will be subject to issuance upon the exercise of warrants and options; • The right of SPAC’s public shareholders to redeem a large number of the shares of SPAC in connection with the Potential Transaction; • SPAC’s and our incurrence of substantial transaction costs in connection with the Potential Transaction; • The risk that we will fail to enter into a definitive agreement providing for the Potential Transaction or that the closing conditions required to complete the Potential Transaction will not be satised; fi • Any required write-downs or write-offs, restructuring or impairment or other charges that may arise following the completion of the Potential Transaction; • Potential adverse eect ff s on the business that may result from the announcement of the Potential Transaction, industry-wide changes or other causes; • Potential delays in completing the Potential Transaction that may reduce the expected benefits thereof; • The possibility of securities class action or derivative lawsuits that may delay or prevent the completion of the Potential Transaction; • Our inability to integrate ESG or socially responsible practices into our operations; and • Other risks and uncertainties indicated from time to time described in SPAC’s registration statement on Form S-1, including those under “Risk Factors” therein, and in other documents filed with the SEC by SPAC, the Company and/or entities associated therewith. 5Risk Factors - 2/2 • Natural disasters, economic downturns, public health crises, including the COVID-19 pandemic, or political crises in the jurisdictions in which we operate could materially and negatively impact our operations in such jurisdictions; • We conduct a substantial amount of our business in foreign currencies, which heightens our exposure to the risk of exchange rate fluctuations; • We will incur signicfi ant costs as a result of operating as a public company and our management team will be required to devote substantial time to new compliance initiatives and corporate governance practices; • Our ability to make and successfully integrate acquisitions and investments or complete divestitures, joint ventures, partnerships or other strategic transactions; Risks Related to the Proposed Transaction • The SPAC had limited time to conduct due diligence. The SPAC cannot assure you that this diligence identified all material issues or risks associated with the Company, its business, or the industry in which it operates. Additional information may later arise in connection with preparation of the registration statement and proxy materials, or after the consummation of the business combination. • The potential that we may not be able to obtain the required consents to complete the Potential Transaction; • The availability of sucient f ffi unds to consummate the Potential Transaction; • The potential that a market for our ordinary shares may not develop or be sustained, which could adversely aect the liquidit ff y and price of our ordinary shares; • The risk that sales of a substantial amount of our ordinary shares in the public market by our existing shareholders could cause our share price to decline; • The fact that, following the closing of a Potential Transaction, a significant number of ordinary shares will be subject to issuance upon the exercise of warrants and options; • The right of SPAC’s public shareholders to redeem a large number of the shares of SPAC in connection with the Potential Transaction; • SPAC’s and our incurrence of substantial transaction costs in connection with the Potential Transaction; • The risk that we will fail to enter into a definitive agreement providing for the Potential Transaction or that the closing conditions required to complete the Potential Transaction will not be satised; fi • Any required write-downs or write-offs, restructuring or impairment or other charges that may arise following the completion of the Potential Transaction; • Potential adverse eect ff s on the business that may result from the announcement of the Potential Transaction, industry-wide changes or other causes; • Potential delays in completing the Potential Transaction that may reduce the expected benefits thereof; • The possibility of securities class action or derivative lawsuits that may delay or prevent the completion of the Potential Transaction; • Our inability to integrate ESG or socially responsible practices into our operations; and • Other risks and uncertainties indicated from time to time described in SPAC’s registration statement on Form S-1, including those under “Risk Factors” therein, and in other documents filed with the SEC by SPAC, the Company and/or entities associated therewith. 5

Swvl and Queen's Gambit:
A combination to accelerate mass transit revolution

Overview

- Swvl to combine with Queen's Gambit Growth Capital
- Queen's Gambit is focused on disruptive, high potential technology platforms – in perfect alignment with Swvl
- Transaction expected to close in Q4'21

Valuation

- Reflects ~$1.1bn pro forma enterprise value (2.8 × 2023E gross revenue) and ~$1.5bn equity value
- Proceeds of ~$405mm from $100mm (2) targeted PIPE and cash in trust to fund growth, assuming no redemptions
- Existing Swvl shareholders to roll 100% of their stake at close and are expected to own ~65% of the pro forma company

Value add

- Access to leading industry players (e.g., Agility, a large investor in Queen's Gambit) which may create significant value to the organization and investors alike
- Strong emphasis on ESG (environment, social and governance); positioning the organization to utilize EVs and other socially responsible practices
- Diverse board and strong focus on corporate governance that can help significantly heighten the organization's performance and health

Swvl Team



Mostafa Kandil
CEO



Rachid Maalouly
Head of Strategy and Innovation



Youssef Salem
CFO (1)

Queen's Gambit Team



Victoria Grace
Founder, CEO & Director



Betsy Atkins
Senior Operating Advisor



Anastasia Nyrkovskaya
CFO

Note: Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards.

1. Starting date is 1 September 2021.
2. Inclusive of $35.5mm early funding commitments.

6

Queen's Gambit is positioned to make differentiated and immediate impact

Queen's Gambit

Overview

- Seasoned and experienced management team
- **Existing strategic relationship with Agility** and a host of other board relationships
- Distinguished board and strategic advisory team of **11 highly successful women**
- Critical potential benefits from Agility Logistics relationship

Values Aligned from the Start

- Fundamental alignment with Swvl's focus on **women's safety in shared mobility**
- Queen's Gambit's **women-led management and board** offer differentiated perspectives, a compelling advantage for Swvl
- Swvl and Queen's Gambit to establish **advisory committee to focus on diversity & inclusion** of public entity swvl
Swvl
1m ago
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Unique and Empowered Board and Advisory Team



Jennifer Barbetta
Senior MD, COO at Starwood Capital



Dr. Cheryl Martin
Founder & Principal at Harwich Partners



Jill Putman
CFO at Jamf



Jeannine Sargent
Board Member at Synopsys



Lone Fonss Schroder
CEO at Concordium AG



Elizabeth Weymouth
Founder & Managing Partner at Grafine Partners



Nelda Connors
Chairwoman & CEO of Pine Grove Holdings



Hannah Jones
CEO, Earthshot Prize

7

swvl

Agility is expected to provide immediate synergies and new opportunities

Multi-billion dollar corporate logistics leader is uniquely positioned to offer strong operating and strategic benefits globally

Agility

Largest private owner, manager & developer of industrial real estate in many of Swvl's key markets

Leverage Agility's Regional Expertise to Expand in Emerging Markets

- Critical access and understanding of local and emerging market business context from Agility's Middle East roots and growing Africa footprint
- Deep relationships with local trade partners, governments, financial institutions and consulting firms
- Support with hiring talent/teams in new geographies with existing Agility presence



Potential Opportunities to Expand Swvl SaaS/Taas Clients

- Agility companies offer corporate client base for Swvl's TaaS segment via Agility Logistics Parks, National Aviation Services and GCC Services
- Retail ridership growth via integration into Agility's commercial real estate projects across the Gulf Cooperation Council ("GCC") countries

Tap into Agility's Substantial Salesforce and Market Access

- Agility's professional sales team can help Swvl access multitudes of client bases:
  - Major multinational customers
  - Local governments, municipalities and other public sector entities
  - Local private sector brands and leaders, small & medium enterprises

KEO | Agility | GCC SERVICES Home Away From Home | UPAC

Strong synergies and enhanced growth potential from an established presence in key Swvl geographies

Map and logos are illustrative. Reflects select countries where Agility operates and sampling of Agility relationships.

8 swvl

Swvl, a leading mobility player revolutionizing mass transit with multiple synergistic business segments Consumer Retail: users book seats on vehicles available exclusively to the Swvl platform to commute within a given city Fulfilled by Travel: users book and go on long-distance trips either on buses available travel exclusively to the Swvl platform or on buses marketed through Swvl Business SaaS/TaaS: enables corporates, schools and transit agencies to provide Powered by Swvl-powered, optimized mass-mobility solutions via SaaS and TaaS offerings 9

Why Swvl? 1. The ~$1 Trillion Challenge: Mass Transit is a Rigid and Outdated Solution for the Fast Changing Modern World 2. The Swvl Solution: Responsive, Self-Optimizing, Supply-Agnostic and Asset Light Mass Transit Solution 3. The Foundations: Customer Centric Operating Model Enabled by Swvl Growth Cycle 4. The Vision: Global Non-Displaceable Technology Revolutionizing Mass Transit 5. The Path Ahead: Accelerated Intercontinental Expansion 6. The Transaction: Overview of the Transaction and Financial Proceeds 7. Team and Values: Multi-Disciplinary, A-Team of Industry Veterans on a Mission-Driven Journey to Transform Mass Transit 10Why Swvl? 1. The ~$1 Trillion Challenge: Mass Transit is a Rigid and Outdated Solution for the Fast Changing Modern World 2. The Swvl Solution: Responsive, Self-Optimizing, Supply-Agnostic and Asset Light Mass Transit Solution 3. The Foundations: Customer Centric Operating Model Enabled by Swvl Growth Cycle 4. The Vision: Global Non-Displaceable Technology Revolutionizing Mass Transit 5. The Path Ahead: Accelerated Intercontinental Expansion 6. The Transaction: Overview of the Transaction and Financial Proceeds 7. Team and Values: Multi-Disciplinary, A-Team of Industry Veterans on a Mission-Driven Journey to Transform Mass Transit 10

The ~$1 Trillion Challenge 11The ~$1 Trillion Challenge 11

~$1tn+

Mass transit opportunity

Poor Access and Reliability

~10%

of commuter demand is currently met by Dubai metro [(1)]

40 minutes

Average wait time for commuters in cities in developing nations for a round-trip [(2)]

Limited Safety

78%

of women in Karachi mention being harassed on public transport [(3)]

Prohibitive Societal Cost

$88 billion

annual cost of traffic in the US [(4)]

~4%

Cost of Cairo's congestion as percentage of Egypt's GDP [(5)]

Inefficient Supply

+155k Licensed buses in Cairo providing large potential supply of private buses [(6)]

Note: The ~$1tn+ opportunity reflects Swvl's potential TAM, defined as the long term revenue potential of consumer mobility and shared mobility / demand responsive transit markets. Consumer mobility TAM reflects revenue potential calculated as the annual per capita transport spend by a proportion of low, medium and high-income population across select emerging market cities, then extrapolated to a broader set of emerging market populations. Shared mobility / demand responsive transit TAM reflects 2030 revenue potential for Demand Responsive Transit (DRT) solutions per Frost & Sullivan.

1. Dubai statistics centre, RoadSafetyUAE & Noor Takaful - Ethical Insurance Survey.
2. Moovit Insights, Public Transit Index. Reflects the subset of countries included in database.
3. Social Development Project Report, "Addressing Gender-based Violence and Harassment in the Public Transport Sector" (2020).
4. Inrix 2019 Global Traffic Scorecard.
5. Reflects data from 2010 World Bank study.
6. Reflects 2017 data from Statista.

12

Poor access and reliability are consistent features of mass transit systems, particularly in emerging markets...

Share of urban populations with convenient access to public transport, (% of urban pop. w/ convenient access to public transport)


On avg., ~2x as many people have convenient access to public transport in developed countries vs. emerging market ones
7%
13%
18%
20%
21%
22%
26%
26%
40%
48%
85%
89%
Jordan
South Africa
Mexico
Nigeria
Pakistan
Egypt
Bangladesh
UAE
Costa Rica
India
Argentina
Developed Nations

~60% longer wait times at a station in developing vs. developed nation cities

Note: Bar chart shows select emerging market countries sourced from United Nations data. Defines access as population within 500 meters walking distance of low-capacity transport systems (buses and trams) and 1,000 meters distance to high-capacity systems (trains, subways and ferries). Blue bar shows average for Developed Nations. Developed Nations reflect countries labeled as Advanced Economies per IMF World Economic Outlook (2020).

Sources: United Nations Sustainable Development Goals Report (2020), Moovit Insights, "Public Transit Index". IMF World Economic Outlook (2020).

13

… with safety remaining a concern across many emerging markets' public transport systems



Women's experiences of sexual harassment on public transport, (%)
81%
78%
64%
64%
55%
54%
Baku
Karachi
Mexico City
Bogota
Mumbai
Nairobi

Source: Social Development Project Report, "Addressing Gender-based Violence and Harassment in the Public Transport Sector" (2020).

14

Governments spend billions of dollars of CAPEX and OPEX to deliver and operate inefficient public transport systems…

Country deep-dive, Pakistan



Karachi
Vestigial public transport, despite the city's size and economic importance

Metrobus, Rawalpindi-Islamabad

~30%
Delay in project completion (1)

55%
Actual capacity compared to initial design (2)

$12.5mm
Annual operating subsidy (3)

Orange line, Lahore

~$1.5 bn
Capital spend (4)

4-6%
Coverage of public transport needs (5)

130-175 yrs to payback
capital spend alone

Note: Orange line payback time is built on an average ticket fare of PKR 20 ($0.129), and 250,000 riders per day.

1. Dawn, "Shahbaz to inaugurate work on Metro Bus Service on Feb 28" (2014) and "PM inaugurates Metro Bus project: 'This is a changing Pakistan'" (2015).
2. Dawn, "Half of metro bus fleet unutilised in twin cities" (2016).
3. The Express Tribune, "Economically unviable: Metro Bus - a white elephant painted red" (2015). Annual operating subsidy of $12.5mm converted from PKR 2bn based on an exchange rate of 0.006x as of 7/26/2021.
4. International Railway Journey, "China signs funding agreement for Lahore metro" (2015).
5. Reuters, "'This will make us poorer': Pakistani metro brings uncertainty for displaced residents" (2020). JICA, "The Project For Lahore Urban Transport Master Plan in the Islamic republic of Pakistan: Final Report" (2012).

15

... this is compounded by associated societal costs that further escalate government bills



Number of hours lost in congestion per person, (hours)
134
133
100
100
94
93
88
88
87
86
86
85
81
74
67
Bucharest
Bogota
New York City
Moscow
Philadelphia
Zagreb
Paris
Tallinn
Quito
Chicago
Vilnius
Bordeaux
Cali
Saint Petersburg
Bangkok
Developed Nations
Other



Avg. annual cost of ride-hailing services, (% of avg. annual income)
53%
50%
24%
23%
23%
21%
16%
14%
13%
11%
Lagos
Dhaka
Karachi
Mumbai
Cairo
Buenos Aires
Johannesburg
Mexico City
Istanbul
Santiago

Note: Developed Nations reflect countries labeled as Advanced Economies per IMF World Economic Outlook (2020). Illustrative estimates for cost of a single 6.2 mile ride for each of 200 working days per year across sample cities. Cost of ride hailing services and average country income converted from respective country currencies into USD based on exchange rates as of 7/26/2021.

Sources: Inrix, Fare estimator sites of ride hailing-hailing services.

16

Inefficient and underutilized quality private buses, unable to fulfill latent mass transit demand

Inefficient bus usage

2 trips/day [(1)]

Vehicle owners typically work for a single entity (e.g., corporate, school)

Vehicle owners often unable to service multiple clients

Underutilized buses

8 months/year [(1)]

Vehicle owners tend to be out of work during university break

Vehicle owners constantly on the lookout for other sources of income during down-time

Untapped potential

+155k

Private buses in Cairo alone [(2)]

Most emerging markets present a sizable opportunity from tourism and private vehicle owners

1. Based on Swvl knowledge of various regions (including anecdotal evidence).
2. Bus data per Statista (reflect 2017 data).

17 swvl

The Swvl Solution 18The Swvl Solution 18

Demand-Responsive, Self-Optimizing, Supply-Agnostic and Asset Light Mass Transit Solution

Reliable and Convenient

- Low avg walk to station (7 mins)
- 5 days in-advance booking system
- Air conditioned and top quality
- 95% on time pickups
- 4.7/5 customer rating (1)
- Multiple payment options

Safe

- Vetted drivers with background checks
- In-ride insurance for every Swvl ride
- Ability to share live ride status
- Critical incident teams and third party professional providers
- One click SOS alerts
- Ability to contact/trace

Valuable

swvl	Ride-hailing	Taxi
\$1.10 - \$2.20	\$5.00- \$7.00	\$6.00 - \$8.00

Far more affordable than alternatives

- ~245mm pounds of CO_2 emissions saved (2)
- ~14.4mm person-hour of congestion reduced (3)

Efficient supply

- Up to 70% vehicle utilization (4)
- Up to ~2x more expected earnings for drivers on Swvl platform (4)

Note: Fares for Swvl, Ride-Hailing, and Taxi trips are calculated on an average distance of 15-25km. Walk to Station reflects Cairo Retail data. "Valuable" fare data also represents Cairo.
Emissions and congestion data calculate reduction from Swvl rides relative to emission and congestion created assuming each passenger takes their own ride.
Source: Swvl internal data.

1. Aggregate customer rating in Apple App Store as of 7/26/2021.
2. Reflects Swvl's estimates of amount of CO_2 Swvl buses saved since Swvl's inception. Vehicle emissions data sourced from vehicle producer site and www.car-emissions.com.
3. Reflects Swvl's estimates of amount of congestion reduction saved since Swvl's inception.
4. Reflects Cairo data.

19 swvl

Swvl’s operating system; an integrated, customer-centric ecosystem enabled by commute-specic pr fi oducts Swvl operating system Work Swvl's operating model enables it to continuously utilize vehicles by Fulfilled by Powered by pooling demand across different use cases and seasonality, thus Mall signicfi antly improving the assets' ROI, reducing the cost structure, and enhancing the margin opportunity SaaS & Retail TaaS Travel travel Fulfilled by Customer Retail: users book seats on vehicles available exclusively to the platform to commute within a given city Travel: users book and go on long distance trips either on buses School travel available exclusively to the platform or on buses marketed through Swvl Powered by Weekend Getaway SaaS/TaaS: enables corporates, schools and transit agencies to provide Swvl-powered optimized mass-mobility solutions via TaaS and SaaS offerings 20Swvl’s operating system; an integrated, customer-centric ecosystem enabled by commute-specic pr fi oducts Swvl operating system Work Swvl's operating model enables it to continuously utilize vehicles by Fulfilled by Powered by pooling demand across different use cases and seasonality, thus Mall signicfi antly improving the assets' ROI, reducing the cost structure, and enhancing the margin opportunity SaaS & Retail TaaS Travel travel Fulfilled by Customer Retail: users book seats on vehicles available exclusively to the platform to commute within a given city Travel: users book and go on long distance trips either on buses School travel available exclusively to the platform or on buses marketed through Swvl Powered by Weekend Getaway SaaS/TaaS: enables corporates, schools and transit agencies to provide Swvl-powered optimized mass-mobility solutions via TaaS and SaaS offerings 20

Swvl’s growth cycle is at the foundation of its operating system Lower cost structure NETWORK EFFECTS OF THE PLATFORM Adding more drivers and vehicles to the platform enables Better selection more route creation Lower average fare per trip Creating more routes and having more drivers enables cross- Shorter walk to Denser dispatch and a reduction in cost per KM while increasing the station distance network aggregate earnings per driver More routes lead to a denser network which reduces walk to station distance More drivers and vehicles Lower cost and better walk to station significantly improve Deep data driven Better customer experience and willingness to pay insights Customer experience Better customer experience drives more traffic and more users on the platform More rides per customer 21Swvl’s growth cycle is at the foundation of its operating system Lower cost structure NETWORK EFFECTS OF THE PLATFORM Adding more drivers and vehicles to the platform enables Better selection more route creation Lower average fare per trip Creating more routes and having more drivers enables cross- Shorter walk to Denser dispatch and a reduction in cost per KM while increasing the station distance network aggregate earnings per driver More routes lead to a denser network which reduces walk to station distance More drivers and vehicles Lower cost and better walk to station significantly improve Deep data driven Better customer experience and willingness to pay insights Customer experience Better customer experience drives more traffic and more users on the platform More rides per customer 21

Swvl's impact in revolutionizing mass transit

2017-2021

10 Cities in 6 countries	**~430%** '17A - '20A gross revenue CAGR (1)	**53mm** bookings to date
~1.6mm riders have commuted on Swvl to date	**~17k** drivers generated income from Swvl	**52%** of Swvl's student customer base are female

1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. CAGR represents 2017A - 2020A gross revenue.

22

An established data infrastructure, growth cycle and business offering that creates a robust cost barrier for competitors

Strong competitive moat with increased profitability

Gross Revenue Per User	Driver Earnings	Customer Price
23%	**~2x**	**40%**
Of inter-city users use two categories over their lifecycle, significantly increasing gross revenue and lifetime value	Drivers who end up working on different Swvl business segments expect to see up to ~2x increase in their earnings	Ability to charge customers up to as much as 40% less than a competitor given the enhanced supply economics of Swvl

Note: Analysis based on Swvl internal data. Reflects Cairo data.

23 swvl

Introduction to Swvl's journey that is backed by a history of rapid and increasingly efficient expansions



2017
2018
2019
2020
2021

2017
- Cairo launch
- Alexandria launch

2018
- Ranked #16 in Forbes Top 100 Startups in the Middle East
- Crossed 20,000 bookings/day

2019
- Nairobi launch
- Lahore, Karachi & Islamabad launches
- Crossed 40,000 bookings/day
- ~$29mm gross revenue (~166x growth in 2 years) (1)
- Reached 1,000 active buses on network

2020
- 66pp gross margin improvement between beginning of 2019 to end of 2020 (1)
- 10,000+ drivers across 8 cities
- Launches in UAE and Jordan via corporate offerings
- 100+ TaaS clients reached

2021
- Launches in Saudi Arabia via corporate offerings

Increasingly efficient expansion in new cities

21 months to hit 500k bookings in first city (Cairo)	→	4 months to hit 500k bookings in recent city (Karachi)

1. Gross revenues and gross margins are non-IFRS measures. Gross Revenue represents Revenue before impact of promos, refunds, and waivers. Gross margin represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. Net margins reflect gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

24

Explosive growth since inception... Pre COVID-19 exit Post COVID-19 recovery US$ 79 Annualized gross revenue, ($ million) ~ 7x US$ 51 US$ 49 US$ 18 ~ 16x US$ 8 US$0.5 US$ US$ 0 .9 1 US$ 1 Oct-17 Apr-18 Oct-18 Apr-19 Oct-19 Feb-20 Dec-21 (E) Bookings, (‘000) 3,780 ~6x 2,855 2,689 1,107 ~25x 449 48 18 Oct-17 Apr-18 Oct-18 Apr-19 Oct-19 Feb-20 Dec-21 (E) Note: Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. 25Explosive growth since inception... Pre COVID-19 exit Post COVID-19 recovery US$ 79 Annualized gross revenue, ($ million) ~ 7x US$ 51 US$ 49 US$ 18 ~ 16x US$ 8 US$0.5 US$ US$ 0 .9 1 US$ 1 Oct-17 Apr-18 Oct-18 Apr-19 Oct-19 Feb-20 Dec-21 (E) Bookings, (‘000) 3,780 ~6x 2,855 2,689 1,107 ~25x 449 48 18 Oct-17 Apr-18 Oct-18 Apr-19 Oct-19 Feb-20 Dec-21 (E) Note: Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. 25

...coupled with consistently improving margins and a pathway to 30-40% gross margin



Margins, (%)
~73 p.p improvement in gross margin to reach 20% profitability currently; path to achieve +40% gross margin through supply focused interventions (e.g., bidding, dynamic routing)
(53%) (35%) (21%) (10%) (21%) (0%) 5% 1% 2% (3%) (17%) (24%) 1% 0% 5% 4% 10% 20% 28% 20% 18% 20% 17% 6% 14% 20%
(120%) (88%) (73%) (51%) (64%) (46%) (43%) (51%) (65%) (72%) (72%) (77%) (51%) (50%) (5%) 0% 3% 5% 8% (4%) (8%) (6%) (6%) (16%) (15%) (8%)
112 p.p. improvement in net margins, bringing Swvl to breakeven net margin (+/- 10%); Levels are expected to be sustained and improved as revenue scales-up (city-wise) through improved supply efficiency, better pricing and optimized growth management
Growth in net margins is expected to be sustained until revenues are large enough to allow full OPEX coverage
At that point Swvl is expected to enhance net margins further to achieve Adjusted EBITDA profitability (city-wise)
2019-2 2019-3 2019-4 2019-5 2019-6 2019-7 2019-8 2019-9 2019-10 2019-11 2019-12 2020-1 2020-2 2020-3 2020-4 2020-5 2020-6 2020-7 2020-8 2020-9 2020-10 2020-11 2020-12 2021-1 2021-2 2021-3
Gross margin %
Net margin %

Note: Gross revenues and gross margins are non-IFRS measures. Gross Revenue represents Revenue before impact of promos, refunds, and waivers. Gross margin represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. Net margins reflect gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards.

26

Swvl significantly improves supply efficiency and drivers’ earnings power Private Bus Driver Swvl Bus Driver Driver’s realized revenue, $ Inecient b ffi us usage Efficient bus usage ~US$760 US$ 760 2 trips/day 4-6 trips/day ~US$700 US$ 549 ~US$185 US$ 194 Under-utilized buses Adequately utilized buses 8 months/ 12 months/ Private Bus Driver Swvl Bus Driver @4 Trips per Day Swvl Bus Driver @6 Trips per Day year year 27 Note: Illustrative analysis based on March 2021 Cairo data. Applies average earnings of Cairo Swvl drivers completing four rides per day and six rides per day. Assumed revenue for Egyptian private bus drivers sourced from SalaryExplorer, Bus Driver Average Salary in Egypt 2021 . Data converted from EGP to USD based on an exchange rate of 0.0637x as of 7/26/2021.

Swvl outperforms peers across the globe, despite being the newest player

Company	Swvl	Via	Uber Careem	FlixBus	Shuttl
Founded	2017	2012	2012	2011	2015
Stage	Growth	Growth/Mature	Mature	Mature	Mature
Geographic Scope	Global (1)	Global	MENA, Indian sub-continent	Global	Single Country
Transit Customer Mix	Diversified between consumers (inter and intra-city), businesses, governments and transit agencies	Intra-city consumers and transit agencies	Intra-city consumer	Inter-city consumer	Intra-city consumer and businesses
Daily Bookings	High	Medium to High (2)	Low (2)	Medium	Medium

Note: Compares Swvl to peers offering 'shared mobility' services.

1. Swvl 2025 vision.
2. Bookings data reflects bus segment only.

28

The Foundations 29The Foundations 29

Cutting-edge proprietary technology is the core of Swvl's virtuous growth cycle and creates a superior competitive moat


Lower cost structure
Better selection
Denser network
Shorter walk to station distance
More drivers and vehicles
swvl
Better Customer experience
More rides per customer

Reliability and convenience technology focus areas

1. Predict and identify latent demand
2. Create routes centered around demand clusters
3. Create Dynamic Routes


Lower cost structure
Better selection
Lower avg. fare per trip
Denser network
Shorter walk to station distance
More Drivers and vehicles
swvl
Better Customer experience
More rides per customer

Value for money technology focus areas

4. Create cost efficient routes, schedules and plans
5. Price supply via bidding and smart assignment
6. Price demand dynamically

30

Predict and identify latent demand: 1 Predicting demand for facilitating better selection Map the City Swvl divides the city into equal areas (i.e., hexes) Capture Latent Demand and Optimize Existing Areas Hexes are the basic unit of analysis to build a network • Determines which hexes to place Swvl stations at and continues to assess: • Where to run new routes • Where to reactivate routes Predict and Identify Latent Demand • Where to add / remove capacity • Run regression analysis to identify major • Run machine learning (ML) algorithm to predict demand pairs network performance if a new station were to be added • Use tools (e.g., in-app search data, mobile data and social-media listening) to understand potential magnitude of users’ movement between hexes 31Predict and identify latent demand: 1 Predicting demand for facilitating better selection Map the City Swvl divides the city into equal areas (i.e., hexes) Capture Latent Demand and Optimize Existing Areas Hexes are the basic unit of analysis to build a network • Determines which hexes to place Swvl stations at and continues to assess: • Where to run new routes • Where to reactivate routes Predict and Identify Latent Demand • Where to add / remove capacity • Run regression analysis to identify major • Run machine learning (ML) algorithm to predict demand pairs network performance if a new station were to be added • Use tools (e.g., in-app search data, mobile data and social-media listening) to understand potential magnitude of users’ movement between hexes 31

2 Create routes centered around demand clusters:

Automated route creation with an objective to maximize demand conversion

Create routes centered around demand clusters and deliver on the reliability promise

- A ML algorithm identifies key pockets of latent and existing demand for a given city
- A ML, self-evolving model, defines optimum routes to maximize demand capture, minimize network-wide cannibalization, minimize walk to station distance and define the right schedule time to deploy vehicles
- An algorithm assembles sets of routes in coherent plans that maximize demand capture, vehicle owner earnings, vehicle utilization, and driver's convenience (i.e., minimizes distance from home/garage to first and last station)
- An "ambulance" like fleet is placed across the network to minimize the impact of vehicle breakdowns/no-shows and maintain customer promise

Demand estimation



Route creation



Network design



Plan stitching/driver assignment



Backup vehicle assignment



32

Create dynamic routes: 3 Dynamic routing improves user experience, providing greater convenience ● Dynamic Routing (DR) is a proprietary Evolution of a route dynamically computational technology developed by Swvl upon discovering a new rider ● Enables Swvl to adapt, real-time, to actual demand pockets, as vehicles move around the city ● Creates stations on the fly to maximize demand capture ● Identifies tolerable travel time budgets for riders and ensures no breach of the ETA promised to customers within the vehicle ● Finds the best route that optimizes for the walk to station distance and the travel time Converts to a real station if adding the stop will keep route within prior customer travel time and walk to station budgets 33Create dynamic routes: 3 Dynamic routing improves user experience, providing greater convenience ● Dynamic Routing (DR) is a proprietary Evolution of a route dynamically computational technology developed by Swvl upon discovering a new rider ● Enables Swvl to adapt, real-time, to actual demand pockets, as vehicles move around the city ● Creates stations on the fly to maximize demand capture ● Identifies tolerable travel time budgets for riders and ensures no breach of the ETA promised to customers within the vehicle ● Finds the best route that optimizes for the walk to station distance and the travel time Converts to a real station if adding the stop will keep route within prior customer travel time and walk to station budgets 33

3 Better selection ultimately expected to yield faster profitability of routes

Number of searches on the platform that meet customer promise [1], (%)


~35% increase
26%
35%
Jul-20
Mar-21

Time to profitability per route, (months)


~40% reduction
~75% reduction
7
4
1
2019
2020
2021

Note: Data reflects Cairo Retail.

1. Customer promise is defined by Swvl's thresholds for: walk to station, price per kilometer and travel time on a Swvl bus relative to a ride-hailing alternative. Reflects change from beginning of Jul'20 to end of Mar'21.

34

3 Dynamic routing reduces walk to station, increasing conversion to bookings and thus, margins

Average walk to station time in Cairo, (min)


~40% reduction
~25% reduction
~22% reduction
20
12
9
7
Feb-20
May-20
Sept-20
Apr-21

Note: Reflects Cairo only. A combination of factors contribute to a compounded reduction in walk to station times: increased efficiency in station placement, station allocation and dynamic routing. Dynamic routing introduced in early 2021, driving further reductions in walk to station minutes.

35

4 Create cost efficient plans and schedules:

Providing a more affordable customer ride starts with minimizing the cost per KM incurred while enhancing vehicle ROI

- Machine learning (ML) algorithm “stitches” multiple routes into a plan
- A plan optimizes for driver convenience and earnings by maximizing the driven monetized KMs via a system of 2-6 rides per plan with a combination of retail, travel and TaaS rides
- The algorithm helps ensure that the end point of every ride is conveniently close to the starting point of the subsequent ride
- The model helps ensure maximum vehicle RoI and maximum customer demand capture for every vehicle



1
2
3
4
1
2
3
4
1
2
3
4

Plan stitching tool creates thousands of plans per week while continuously decreasing cost per KM and increasing vehicle ROI

36

Price supply via bidding and smart assignment system: 5 Once a plan is created, supply is priced via bidding and plans are assigned via smart assignment system, minimizing overall costs (~12% savings) Smart assignment technology dynamically prices supply via bidding Bidding Portal Swvl optimizes the and cross-dispatching vehicles across different business segments driver experience ● At the beginning of the week, drivers bid on plans based on Accepted View Rejected View Jeddah - Sedan Drivers influence when scheduling and location preferences Jeddah - Sedan Home Work Jeddah - Sedan Home Work and where they drive Car ● 07:00 am 6:00 pm A recommendation engine matches routes with driver based on Get transparent earnings Sedan driver’s preference and overall cost Expected payouts per ● High performers rewarded with more convenient route plans ride available on portal 70 SAR 70 SAR 80 SAR 80 SAR 80 SAR 80 SAR Cross-dispatch contributes to increased rides/driver/month and leads to higher driver’s … and contributes to lowers cost per km, leading to higher Swvl margins earnings and hence, retention… 145 145 145 160 ~19% Reduction US$ 0.026 2x Increase 120 US$ 0.021 US$ 871 80 US$ 438 40 11 11 0 Jun'20 Apr'21 Jun'20 Mar'21 # of cross-dispatched drivers Earnings / driver Cost/KM 37 Note: Data reflects Cairo Retail.

5 Technology allows +85% drivers retention, while decreasing cost per KM and increasing vehicle ROI

Technology allows +85% vehicle retention



30-day rolling retention (1)
85.8%
88.2%
88.4%
85.6%
85.2%
01-01-2019
21-01-2019
07-02-2019
24-02-2019
13-03-2019
30-03-2019
16-04-2019
03-05-2019
20-05-2019
06-06-2019
23-06-2019
10-07-2019
27-07-2019
13-08-2019
30-08-2019
16-09-2019
03-10-2019
20-10-2019
06-11-2019
23-11-2019
10-12-2019
27-12-2019
13-01-2020
30-01-2020
16-02-2020
04-03-2020
21-03-2020
07-07-2020
24-07-2020
10-08-2020
27-08-2020
13-09-2020
30-09-2020
17-10-2020
03-11-2020
20-11-2020
07-12-2020
24-12-2020
10-01-2021
27-01-2021
13-02-2021
02-03-2021
19-03-2021
05-04-2021

By increasing rides per vehicle by ~40%



Weekly rides/vehicle
10.3
8.0
8.5
10.6
11.9
8.2
11.9
10.5
12.0
12.2
12.2
12.5
13.0
12.8
11.0
13.2
13.7
11.9
13.9
14.3
~40% Increase
2020-26
2020-28
2020-30
2020-32
2020-34
2020-36
2020-38
2020-40
2020-42
2020-44

Hence increasing vehicle earnings by ~20% ($ USD)



Weekly earnings per vehicle
~20% Increase
212
192
198
183
198
217
211
216
227
232
248
243
252
210
271
248
225
251
252
2020-27
2020-28
2020-29
2020-30
2020-31
2020-32
2020-33
2020-34
2020-35
2020-36
2020-37
2020-38
2020-39
2020-40
2020-41
2020-42
2020-43
2020-44
2020-45

Key highlights

- While continuously reducing cost per KM using our technology, vehicle earnings have seen a significant increase:
  - Significant increase of rides/vehicle by ~40%
  - Translating into a ~20% increase in a vehicle's gross earnings

Note: Data reflects Cairo Retail.

1. Data excluded from Apr'20 to Jun'20. Reflects months where governments imposed Covid-19 lockdowns, causing Swvl to only run routes to hospitals via charters / regular buses to support the healthcare staff. Given utilization levels were higher than regular levels (~98%), Swvl chose to exclude the data in those months.

38 swvl

6 Price demand dynamically:

Demand is priced dynamically to give riders the optimal price at the right time based on real-time data

Dynamic user level pricing

- A ML model is continuously running to maximize revenue per vehicle
- The system dynamically utilizes a wide range of positive and negative adjustments to the core pricing
- The model uses data such as expected vehicle utilization at the time of ride, user convenience (walk to station distance), user churn probability and many more variables to define the optimal price point

Engine predicts user reaction to pricing based on:

Current Utilization	Route-level retention	Active Demand	Demographics

Peak Demand Scenario

High Demand x Higher Price = ➡ Utilization ⇧ Revenue

Off-Peak Demand Scenario

Low Demand x Low Price = ⇧ Utilization ⇧ Revenue

Improvement in gross revenue/seat and utilization vs fixed pricing, (% per week)

Avg. Rask ↑ to ~33% vs. Fixed Pricing

Avg. Utilization ↑ to ~16% vs. Fixed Pricing


Utilization
RASK (Gross revenue per available seat kilometer)
Week of dynamic pricing pilot
11%
8%
8%
6%
2%
(2%)
9%
9%
9%
9%
8%
10%
7%
9%
15%
29%
15%
27%
14%
23%
23%
47%
17%
36%
16%
33%
1
2
3
4
5
6
7
8
9
10
11
12
13

Note: Reflects data from 13-week pilot conducted for Cairo Retail at the end of 2020.

39
swvl

6 Price demand dynamically:

50% increase in revenue/user & accelerated growth to hit $13/month with 60% annual gross revenue retention

2019 cohorts took 12 months to reach $13 per month of gross revenue per user

Activation Month	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
Jan 2019	$4.1	$7.8	$9.5	$9.1	$8.9	$8.6	$13.0	$10.7	$13.1	$13.7	$11.2	$13.4
Feb 2019	$3.6	$8.5	$9.3	$9.3	$8.2	$12.4	$10.9	$13.3	$14.1	$11.8	$13.5	$11.8

2020 cohorts take just 2 months to cross $13 per month of gross revenue per user

Activation Month	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8
Aug 2020	$6.0	$12.0	$12.7	$13.9	$13.0	$12.1	$11.1	$11.7
Sep 2020	$5.5	$13.8	$16.8	$20.1	$12.1	$9.9	$11.0	
Oct 2020	$6.2	$16.3	$22.8	$11.3	$10.1	$12.0		
Nov 2020	$6.5	$18.0	$12.1	$9.9	$11.9			
Dec 2020	$9.4	$13.7	$11.7	$12.6				
Jan 2021	$7.5	$15.5	$21.3					
Feb 2021	$7.9	$23.0						



Consumer business
US$ 8
US$ 8
US$ 9
US$ 9
US$ 8
US$ 11
US$ 12
US$ 10
US$ 10
US$ 11
US$ 10
US$ 8
US$ 10
US$ 11
US$ 12
US$ 15
US$ 11
US$ 13
2019-1
2019-2
2019-3
2019-4
2019-5
2019-6
2019-7
2019-8
2019-9
2019-10
2019-11
2019-12
2020-1
2020-2
2020-3
2020-7
2020-8
2020-9
2020-10
2020-11
2020-12
2021-1
2021-2
2021-3
Gross revenue per user

60% + gross revenue retention after 12 months of activation

Activation Month	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
Jan 2019	100%	81%	82%	70%	60%	53%	84%	65%	81%	81%	61%	67%
Feb 2019	100%	94%	83%	66%	54%	84%	67%	85%	90%	68%	70%	61%

Note: Data excluded from Apr'20 to Jun'20. Reflects months where governments imposed Covid-19 lockdowns, causing Swvl to only run routes to hospitals via charters / regular buses to support the healthcare staff. Given utilization levels were higher than regular levels (~98%), Swvl chose to exclude the data in those months.

40

swvl

Swvl consumer proprietary-tech was packaged into a suite of SaaS/TaaS enterprise product dedicated to corporates, schools and transit agencies

Transit agencies and businesses

Swvl business

Decoupled TaaS Elements

- Integrated Network Platform
- Optimization Software and Pricing Algorithms
- Managed Services
- Customer Service

A new SaaS product

- Tiered suite of services offered to municipalities and corporate institutions who own their fleet
- No additional R&D capital required

Cost-plus pricing enhances margins

- Initial one-time fee and recurring subscription model for services
- Baseline service fee
- Monthly fee per vehicle on the network
- Per-mile additional fee

SaaS product offerings

Tier 1 - Basic

- Experience & Data Collection
- Analytics
- Branding
- Triggers & Alerts

Tier 2 - Advanced

Inclusive of Tier 1

- Fleet Management
- Network Optimization
- Payment Facilitation
- Growth & Pricing

Tier 3 - Premium

Inclusive of Tier 1 & 2

- Budgeting & Forecasting
- Real Time P&L Tracking
- Consultative Services
- MBRs/QBRs
- Dynamic Routing

TaaS enterprise product achieved exponential growth (4X in gross revenue per client), with a net dollar retention (~115%) only achieved by the top-quintile TaaS products

41 swvl

SaaS/TaaS enterprise product achieved exponential growth (~4x in gross revenue per client) with a net dollar retention (~115%) only achieved by the top-quintile SaaS/TaaS products

Net dollar retention

Activation month	Jun-2020	Jul-2020	Aug-2020	Sep-2020	Oct-2020	Nov-2020	Dec-2020	Jan-2021	Feb-2021	Mar-2021
Net dollar retention	100%	95%	105%	119%	121%	125%	122%	107%	111%	115%

Swvl has managed to maintain a healthy net dollar retention rate of 115%+ showing its capability to grow revenue over time with the existing pool of clients by expanding its operations with them, hence exhibiting strong forward looking growth potential with rising volumes month on month



Transportation as a service
~4x
US$ 1,581
US$ 2,465
US$ 2,136
US$ 2,627
US$ 2,225
US$ 3,205
US$ 3,554
US$ 3,232
US$ 3,778
US$ 4,156
US$ 2,474
US$ 2,987
US$ 4,080
US$ 4,540
US$ 4,838
US$ 4,408
US$ 4,653
US$ 5,947
US$ 6,314
03-2019
04-2019
05-2019
06-2019
07-2019
08-2019
09-2019
10-2019
11-2019
12-2019
01-2020
02-2020
06-2020
07-2020
08-2020
09-2020
10-2020
11-2020
12-2020
01-2021
02-2021
03-2021
04-2021
Revenue per client

42

Note: Data excluded from Mar'20 to May'20. Reflects months where governments imposed Covid-19 lockdowns, causing Swvl to only run routes to hospitals via charters / regular buses to support the healthcare staff.

The Vision 43 43The Vision 43 43

Swvl aims to accelerate the build-up of a global non-displaceable technology revolutionizing mass transit

2025 goals

~$1bn+ Annual gross revenue [1]	**20** Countries	**~30%-40%** Gross margin [1]
~50% Consumer **~50%** SaaS+TaaS	**5 continents** MENA, South America, North America, Europe & Asia	**~15%** Adjusted EBITDA margin

1. Gross revenues and gross margins are non-IFRS measures. Gross Revenue represents Revenue before impact of promos, refunds, and waivers. Gross margin represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. Net margins reflect gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

44

Unlocking accelerated top-line expansion by building on our exponential growth history


Annual gross revenue (1), $ million
~28x growth over the next five years
~270x growth over five years
Similar business activity to 2019, despite three months of complete lockdown and recovery throughout the remainder of the year
0.2
4
29
26
47
141
403
814
1,304
2017 A
2018 A
2019 A
2020 A
2021 E
2022 E
2023 E
2024 E
2025 E
Actual
Projected

1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards.

45

Roadmap to a gross margin potential beyond 40% without further increase in customer pricing Unit economics in Cairo Retail, $ 40% Gross margin forecasts for Consumer segment Profitability zone – RASK > CASK US$ 0.03 US$ US$  0 0. .0 028 28 US$ US$  0 0. .0 029 29 41% US$ US$  0 0. .0 027 27 US$ US$  0 0. .0 027 27 US$ US$  0 0. .0 025 25 US$ US$  0 0. .0 025 25 US$ US$  0 0. .0 025 25 US$ 0.03 US$ US$  0 0. .0 025 25 US$ US$  0 0. .0 02 24 4 17% US$ US$  0 0. .0 02 24 4 US$ US$  0 0. .0 02 24 4 US$ US$  0 0. .0 02 23 3 US$ US$  0 0. .0 02 23 3 US$ US$  0 0. .0 02 23 3 US$ US$  0 0. .0 02 21 1 Mar 2021 Dec 2021 US$ 0.02 US$ 0.029 US$ 0.027 US$ 0.025 US$ 0.025 US$ 0.025 US$ 0.024 US$ 0.023 US$ 0.021 Potential future margins US$ 0.02 • CASK reduction of 12% through bidding, high ride plans, cross- dispatch US$ US$  0 0. .0 01 13 3 • Utilization improvement of 19% through dynamic pricing, cross- US$ 0.01 2019-02 2019-05 2019-08 2019-11 2020-02 2020-08 2020-11 2021-03 dispatch, dynamic routing RASK - Gross revenue per available seat kilometer • No increase needed in average ticket fare (ATF) to achieve CASK RASK CASK - Cost per available seat kilometer desired margins 46 Note: Margin forecasts per management expectations. Gross margin is a non-IFRS measure and represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.Roadmap to a gross margin potential beyond 40% without further increase in customer pricing Unit economics in Cairo Retail, $ 40% Gross margin forecasts for Consumer segment Profitability zone – RASK > CASK US$ 0.03 US$ US$ 0 0. .0 028 28 US$ US$ 0 0. .0 029 29 41% US$ US$ 0 0. .0 027 27 US$ US$ 0 0. .0 027 27 US$ US$ 0 0. .0 025 25 US$ US$ 0 0. .0 025 25 US$ US$ 0 0. .0 025 25 US$ 0.03 US$ US$ 0 0. .0 025 25 US$ US$ 0 0. .0 02 24 4 17% US$ US$ 0 0. .0 02 24 4 US$ US$ 0 0. .0 02 24 4 US$ US$ 0 0. .0 02 23 3 US$ US$ 0 0. .0 02 23 3 US$ US$ 0 0. .0 02 23 3 US$ US$ 0 0. .0 02 21 1 Mar 2021 Dec 2021 US$ 0.02 US$ 0.029 US$ 0.027 US$ 0.025 US$ 0.025 US$ 0.025 US$ 0.024 US$ 0.023 US$ 0.021 Potential future margins US$ 0.02 • CASK reduction of 12% through bidding, high ride plans, cross- dispatch US$ US$ 0 0. .0 01 13 3 • Utilization improvement of 19% through dynamic pricing, cross- US$ 0.01 2019-02 2019-05 2019-08 2019-11 2020-02 2020-08 2020-11 2021-03 dispatch, dynamic routing RASK - Gross revenue per available seat kilometer • No increase needed in average ticket fare (ATF) to achieve CASK RASK CASK - Cost per available seat kilometer desired margins 46 Note: Margin forecasts per management expectations. Gross margin is a non-IFRS measure and represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

Illustrative journey of mature markets to +40% gross margins: Cairo Retail



Margins - Cairo Retail, %
20%
0
8%
12%
41%
(10%)
30%
(10%)
20%
Current GM
ATF improvements
CPS improvements
Utilization improvements
Steady-state GM
Net-margin interventions
Steady-state NM
EBITDA interventions
Steady-state Adjusted EBITDA margins

ATF improvements	CPS improvements	Utilization improvements	Net-margin interventions	EBITDA interventions
Stabilize ATF to improve demand and utilization	Reduce number of back-up vehicles and introduction of high-ride plans to improve driver's aggregate earnings and reduce CPS	Increase customer conversion and retention by reducing WTS through densifying routes and schedules while enhancing DR technology	Reduce refunds and promos as a result of increased retention of users, and reduction in WTS driven by improved network coverage	Stabilize city's OPEX (i.e., personnel, overhead) ensuring it becomes negligible in relation to the rapidly expanding revenues

GM: Gross margins NM: Net margins ATF: Average ticket fare CPS: Cost per seat WTS: Walk to station

Note: Reflects illustrative path to steady state margins, per management expectations.
Gross margin is a non-IFRS measure and represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. Net margin reflects gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

47

The Path Ahead 48The Path Ahead 48

Five principles guide Swvl’s approach to international expansion Reliable, convenient, safe and valuable global mass-mobility technology Balance organic, Adopt a rapid-fire Opt for breadth in the inorganic and serial Balance growth and Lead expansion iterative expansion early expansion stages innovation to capital stewardship through high-velocity, approach, focused on to build a dominant accelerate and sustain across the portfolio low-friction products scaling across similar global presence a healthy expansion socio-economic blocks rate 49Five principles guide Swvl’s approach to international expansion Reliable, convenient, safe and valuable global mass-mobility technology Balance organic, Adopt a rapid-fire Opt for breadth in the inorganic and serial Balance growth and Lead expansion iterative expansion early expansion stages innovation to capital stewardship through high-velocity, approach, focused on to build a dominant accelerate and sustain across the portfolio low-friction products scaling across similar global presence a healthy expansion socio-economic blocks rate 49

Guiding principles translate into a comprehensive expansion approach across all categories Existing portfolio consolidation in core geographies, creating the basis of a non- displaceable, pre-eminent emerging market mobility player US LATAM EU Full-portfolio expansion across LATAM, given the market opportunity and overall similarity (business climate, competitive landscape, socio-economic proximity) with core geographies APAC MENA SEA SaaS/TaaS led expansions across the advanced economies of Europe, the US, and APAC, given market needs (more advanced public transport, higher needs for system optimization vs. system creation) - expansion could occur directly or AFRICA through JVs, partnerships, etc. Full-portfolio expansion into the more challenging South East Asian (SEA) markets, complementing current portfolio and tapping into the high potential cities of the region Low High Ease of Entry 50 Note: APAC excludes China. Market Potential Low High

The approach translates into a well orchestrated geographic expansion roadmap


2021
2022
2023
swvl
KSA
Brazil
Mexico
Philippines
Bangladesh
swvl travel
KSA
Brazil
Mexico
Spain/Italy
Poland
Greece
Philippines
swvl business
Jordan/UAE
KSA
Brazil
Mexico
Spain/Italy
DE/UK/FR
PH/MY/ Indonesia
Bangladesh
US

DE/UK/FR : Germany, United Kingdom, France **PH/MY:** Philippines, Malaysia

Note: Illustrative timeline to reflect sequencing of market entry. Agility operates across all countries where Swvl is expected to expand.

51

Swvl will follow a tried and tested approach to accelerate portfolio expansion

Country deep-dive, Brazil



Standardized market-entry approach, Retail focused in a Brazilian city

Target of 30-45 days from team hitting the ground to operations (spanning Acquire supply, Growth marketing and Kick-start operations)

Registration and legal compliance
- Understand pertinent laws and regulations
- Engage and align regulators on value proposition
- Secure licenses

Market entry analysis
- Understand socio-economic and behavioral makeup
- Understand similars competitiveness
- Define market-product fit and detailing offering

Hire team
- Define key process and talent needs
- Identify and recruit talent
- Develop a hand-over plan between market launchers and hired local team

Acquire supply
- Determining sources of supply and acquisition channels
- Defining an acquisition approach
- Acquiring and onboarding supply

Growth marketing
- Defining growth campaigns for target segments
- Activate and launch growth campaigns
- Measuring impact of campaigns

Kick-start operations
- Roll-out launch campaign (incl. PR, events, etc.)
- Deploy and stress-test required technology
- Define and pilot launch network
- Complete hand-over between market launchers and local-team

52

The Transaction 53The Transaction 53

Detailed transaction overview



PIPE Investors
7%
GMBT Public Shareholders
22%
GMBT Founder Shares
6%
Existing Swvl Shareholders
65%

Illustrative Pro Forma Valuation ($ in mm, except per share amounts)

Agreed Share Price	**$10.00**
Pro Forma Shares Outstanding (mm)	*153.8*
Pro Forma Equity Value	**$1,538**
Less: Projected Net Cash at Close	(405)
Pro Forma Enterprise Value	**$1,133**
Implied Valuation Metrics	
EV / 2023E gross revenue (1)	2.8x

Illustrative Sources & Uses

Sources	**$**
GMBT Cash In Trust	$345
Existing Swvl Shareholders	1,000
Committed PIPE (2)	100
Total Sources	**$1,445**

Uses	**$**
Cash to Balance Sheet	$405
Existing Swvl Shareholders	1,000
Illustrative Fees and Expenses	40
Total Uses	**$1,445**

Note: Excludes impact of out of money warrants and ESOPs. Assumes no redemptions from existing SPAC shareholders. Does not reflect impact of potential earn-out of an additional 15mm common shares to Swvl based on set share price targets. Pro Forma Enterprise Value not reflective of estimated net debt of ~($10mm) - estimate based on preliminary financial results.

1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards.
2. Inclusive of $35.5mm early funding commitments.

54

Use of proceeds catalyzes Swvl’s global expansion ● Capital raise will enable Swvl to fund its geographic expansion across all segments ● Rapid expansion plan to be in 20 countries by 2025 ● Capital investment primarily allocated to growth marketing, technology infrastructure and associated people costs, as well as bolstering TaaS / SaaS platform Capital Needs $ (mm) Middle East + Africa ~$160 Latin America ~50 Asia ~35 USA + Europe ~35 Expansion Capex (SaaS) ~20 Total Gross Capital Needs ~$300 Less: Excess Cash Flow from Ops ~(50) Net Burn ~$250 55 Note: Reect fl s capital needs over 2021-2023 projection period. [To be updated when model is finalized]Use of proceeds catalyzes Swvl’s global expansion ● Capital raise will enable Swvl to fund its geographic expansion across all segments ● Rapid expansion plan to be in 20 countries by 2025 ● Capital investment primarily allocated to growth marketing, technology infrastructure and associated people costs, as well as bolstering TaaS / SaaS platform Capital Needs $ (mm) Middle East + Africa ~$160 Latin America ~50 Asia ~35 USA + Europe ~35 Expansion Capex (SaaS) ~20 Total Gross Capital Needs ~$300 Less: Excess Cash Flow from Ops ~(50) Net Burn ~$250 55 Note: Reect fl s capital needs over 2021-2023 projection period. [To be updated when model is finalized]

Proceeds can be used to build on Swvl’s exponential growth to drive to significant top-line growth (1) Annual gross revenue / Annual bookings, $ million / million bookings 565.9 Consumer ($ in mm) travel CAGR ('20A -'25E): 118% 1,304 SaaS/TaaS ($ in mm) Total Bookings (mm) 344.9 602 814 363 183.1 403 702 187 78.4 27.6 451 141 0.1 2.6 21.2 16.8 59 215 47 47 19 82 0.2 0 4 29 26 28 28 2017 A 2018 A 2019 A 2020 A 2021 E 2022 E 2023 E 2024 E 2025 E Actual Projected 56 Note: Consumer reect fl s Retail and Travel segments. [To be updated when model is 1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. finalized]Proceeds can be used to build on Swvl’s exponential growth to drive to significant top-line growth (1) Annual gross revenue / Annual bookings, $ million / million bookings 565.9 Consumer ($ in mm) travel CAGR ('20A -'25E): 118% 1,304 SaaS/TaaS ($ in mm) Total Bookings (mm) 344.9 602 814 363 183.1 403 702 187 78.4 27.6 451 141 0.1 2.6 21.2 16.8 59 215 47 47 19 82 0.2 0 4 29 26 28 28 2017 A 2018 A 2019 A 2020 A 2021 E 2022 E 2023 E 2024 E 2025 E Actual Projected 56 Note: Consumer reect fl s Retail and Travel segments. [To be updated when model is 1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. finalized]

Detailed financial projections

($ in millions)	Actual 2020A	Projected 2021E	2022E	2023E	2024E	2025E	CAGR ('20A-'25E)
Total Bookings (in millions)	17	28	78	183	345	566	102%
%YoY Growth		*64%*	*184%*	*134%*	*88%*	*64%*	
Consumer Gross Revenue		$28	$82	$215	$451	$702	
SaaS/TaaS Gross Revenue		19	59	187	363	602	
Gross Revenue [1] [2]	**$26**	**$47**	**$141**	**$403**	**$814**	**$1,304**	**118%**
%YoY Growth		*77%*	*204%*	*185%*	*102%*	*60%*	
Captain Costs	**$24**	**$38**	**$125**	**$292**	**$516**	**$793**	
%YoY Growth		*61%*	*228%*	*133%*	*77%*	*54%*	
Gross Margin [3]	**$2**	**$8**	**$16**	**$110**	**$297**	**$511**	**212%**
% Total GM	*7%*	*18%*	*11%*	*27%*	*37%*	*39%*	
Net Margin [2] [4]	**($9)**	**($4)**	**($13)**	**$58**	**$222**	**$426**	**NM**
% Total NM	*(35%)*	*(9%)*	*(9%)*	*14%*	*27%*	*33%*	
Growth Marketing	$2	$6	$14	$29	$44	$51	
% of Gross Revenue	*9%*	*12%*	*10%*	*7%*	*5%*	*4%*	
Technology Costs	1	2	6	17	30	45	
% of Gross Revenue	*5%*	*5%*	*4%*	*4%*	*4%*	*3%*	
Other Operating Expenses [2]	16	29	54	105	134	157	
% of Gross Revenue	*63%*	*62%*	*38%*	*26%*	*16%*	*12%*	
Adjusted EBITDA [5]	**($29)**	**($41)**	**($87)**	**($92)**	**$13**	**$173**	**NM**
Adjusted EBITDA Margin	*(111%)*	*(89%)*	*(61%)*	*(23%)*	*2%*	*13%*	

Commentary

- Significant gross revenue growth profile
- ~40% gross margins at scale
- Strong operating leverage
- Positive Adjusted EBITDA margins
- Growing ability to generate cashflow

Note: Consumer reflects Retail and Travel segments. Projections reflect expansion plan outlined on P50-P52. $20mm expansion capex for SaaS segment noted on P55. Trends in user growth reflective of historical patterns. Cost and customer pricing inputs informed by historical launches and understanding of regional / local market dynamics.

1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers.
2. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards.
3. Gross margin is a non-IFRS measure and represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.
4. Net margin reflects gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.
5. Adjusted EBITDA excludes impact of provisions for EOSB, ESOP and credit losses.

57

Swvl’s valuation is attractive relative to peers (1) Enterprise Value / 2022E Revenue , multiple Shared Economy Peers Median: 7.5x SaaS Peers Median: 19.5x 35.5x 24.2x 19.5x 17.3x 15.4x 13.6x 12.6x 10.8x 8.0x 4.3x 4.1x 3.9x (2) (3)(4) (5) (6) (1) Enterprise Value / 2023E Revenue , multiple SaaS Peers Median: 15.5x Shared Economy Peers Median: 5.6x 27.3x 20.4x 15.5x 14.3x 12.4x 11.1x 10.2x 7.8x 3.4x 3.4x 2.8x 2.9x (2) (3)(4) (5) (6) Source: Latest available lings and management / inv fi estor presentations. Market data as of 7/26/2021. Note: Comparability between Swvl and peers may be limited due to variation in revenue recognition policies and adherence to dier ff ent accounting standards (i.e., GAAP vs. IFRS). Fully diluted share count assumes treasury stock method. Estimates per FactSet excluding GRAB. GRAB estimates per April 2021 Investor Presentation. 1. ABNB, DHER-DE, DASH, LYFT, UBER, NCNO, VEEV, DCT, and OLO cash balances include restricted cash and short-term investments. 2. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. 58 [To be updated when model is 3. Per GRAB investor presentation as of April 2021. Adj. Net revenue reflects revenue with incentives added back. 4. GRAB diluted share count reectiv fl e of warrants held by public, forward purchase agreement participants, and Sponsor. finalized] 5. UBER total debt balance includes nanc fi e leases outstanding. Not pro forma for Transplace acquisition announced 7/22/2021. 6. LYFT convertible debt balance reflects principal outstanding. Total debt includes nanc fi e leases outstanding.Swvl’s valuation is attractive relative to peers (1) Enterprise Value / 2022E Revenue , multiple Shared Economy Peers Median: 7.5x SaaS Peers Median: 19.5x 35.5x 24.2x 19.5x 17.3x 15.4x 13.6x 12.6x 10.8x 8.0x 4.3x 4.1x 3.9x (2) (3)(4) (5) (6) (1) Enterprise Value / 2023E Revenue , multiple SaaS Peers Median: 15.5x Shared Economy Peers Median: 5.6x 27.3x 20.4x 15.5x 14.3x 12.4x 11.1x 10.2x 7.8x 3.4x 3.4x 2.8x 2.9x (2) (3)(4) (5) (6) Source: Latest available lings and management / inv fi estor presentations. Market data as of 7/26/2021. Note: Comparability between Swvl and peers may be limited due to variation in revenue recognition policies and adherence to dier ff ent accounting standards (i.e., GAAP vs. IFRS). Fully diluted share count assumes treasury stock method. Estimates per FactSet excluding GRAB. GRAB estimates per April 2021 Investor Presentation. 1. ABNB, DHER-DE, DASH, LYFT, UBER, NCNO, VEEV, DCT, and OLO cash balances include restricted cash and short-term investments. 2. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. 58 [To be updated when model is 3. Per GRAB investor presentation as of April 2021. Adj. Net revenue reflects revenue with incentives added back. 4. GRAB diluted share count reectiv fl e of warrants held by public, forward purchase agreement participants, and Sponsor. finalized] 5. UBER total debt balance includes nanc fi e leases outstanding. Not pro forma for Transplace acquisition announced 7/22/2021. 6. LYFT convertible debt balance reflects principal outstanding. Total debt includes nanc fi e leases outstanding.

With unparalleled near and long-term growth prospects...

2021E - 2023E Revenue CAGR, %


194%
Shared Economy Peers Median: 32%
SaaS Peers Median: 25%
42%
40%
33%
32%
26%
23%
29%
25%
25%
19%
19%
(1)
(2)
(3)
Delivery Hero
UBER
airbnb
DOORDASH
Duck Creek Technologies

	Swvl Current	Swvl Run-Rate	Delivery Hero	Grab	Uber	Lyft	Airbnb	DoorDash	Olo	Alkami	nCino	Duck Creek	Veeva
2023E Gross Margin	27%	~40%	24%	38%	60%	63%	80%	55%	81%	60%	65%	60%	74%
2023E Adjusted EBITDA Margin	(23%)	~15-20%	1%	11%	12%	14%	21%	13%	10%	1%	2%	9%	41%

Source: Latest available filings and management / investor presentations. Market data as of 7/26/2021.
Note: Comparability between Swvl and peers may be limited due to variation in revenue recognition policies and adherence to different accounting standards (i.e., GAAP vs. IFRS). NA reflects specific estimate is not currently available for company. Estimates per FactSet excluding GRAB. GRAB estimates per April 2021 Investor Presentation.

1. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. Gross margin is a non-IFRS measure and represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.
2. Per investor presentation as of April 2021. Adj. Net Revenue reflects revenue with incentives added back. Gross margin reflects contribution profit which is adjusted per adjustments made to adj. net revenue to properly reflect profitability. GRAB EBITDA is post regional costs.
3. Not pro forma for Transplace acquisition announced 7/22/2021.

59

…Leading to even more compelling long term valuation fundamentals… (1) Enterprise Value / 2024E Revenue , multiple Shared Economy Peers Median: 2.8x SaaS Peers Median: NA 9.0x 8.2x 2.8x 2.8x 2.4x 1.4x NA NA NA NA NA NA (2) (3)(4) (5) (6) Source: Latest available ﬁlings and management / investor presentations. Market data as of 7/26/2021. Note: Comparability between Swvl and peers may be limited due to variation in revenue recognition policies and adherence to different accounting standards (i.e., GAAP vs. IFRS). NA reect fl s specific estimate is not currently available for company. Fully diluted share count assumes treasury stock method. Estimates per FactSet excluding GRAB. GRAB estimates per April 2021 Investor Presentation. 1. ABNB, DHER-DE, DASH, LYFT, UBER, NCNO, VEEV, DCT, and OLO cash balances include restricted cash and short-term investments. 2. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. 3. Per investor presentation as of April 2021. Adj. Net Revenue reﬂects revenue with incentives added back. 4. GRAB diluted share count reﬂective of warrants held by public, forward purchase agreement participants, and Sponsor. 60 5. UBER total debt balance includes ﬁnance leases outstanding. Not pro forma for Transplace acquisition announced 7/22/21. [To be updated when model is 6. LYFT convertible debt balance reﬂects principal outstanding. Total debt includes ﬁnance leases outstanding. finalized]…Leading to even more compelling long term valuation fundamentals… (1) Enterprise Value / 2024E Revenue , multiple Shared Economy Peers Median: 2.8x SaaS Peers Median: NA 9.0x 8.2x 2.8x 2.8x 2.4x 1.4x NA NA NA NA NA NA (2) (3)(4) (5) (6) Source: Latest available ﬁlings and management / investor presentations. Market data as of 7/26/2021. Note: Comparability between Swvl and peers may be limited due to variation in revenue recognition policies and adherence to different accounting standards (i.e., GAAP vs. IFRS). NA reect fl s specific estimate is not currently available for company. Fully diluted share count assumes treasury stock method. Estimates per FactSet excluding GRAB. GRAB estimates per April 2021 Investor Presentation. 1. ABNB, DHER-DE, DASH, LYFT, UBER, NCNO, VEEV, DCT, and OLO cash balances include restricted cash and short-term investments. 2. Gross revenue is a non-IFRS measure, and represents Revenue before impact of promos, refunds, and waivers. See P75-79 for reconciliation to the most comparable measure presented in accordance with IFRS standards. 3. Per investor presentation as of April 2021. Adj. Net Revenue reﬂects revenue with incentives added back. 4. GRAB diluted share count reﬂective of warrants held by public, forward purchase agreement participants, and Sponsor. 60 5. UBER total debt balance includes ﬁnance leases outstanding. Not pro forma for Transplace acquisition announced 7/22/21. [To be updated when model is 6. LYFT convertible debt balance reﬂects principal outstanding. Total debt includes ﬁnance leases outstanding. finalized]

Team and values 61Team and values 61

A multi-disciplinary team of industry veterans will deliver on the set opportunity

	Name	Role	Experience	Companies
	Mostafa Kandil	CEO	Launched Careem in 8 cities in 6 months Spearheaded Rocket Internet operations in Philippines and Egypt	Careem, Rocket Internet
	Rachid Maalouly	Head of Strategy and Innovation	Ex-Partner at McKinsey leading transport logistics & travel arm for that firm in the Middle East	McKinsey & Company
	Shahzeb Memon	Head of TaaS and SaaS	Led national operations for Careem Pakistan across the value chains of supply life cycle	Careem
	Omar Selim	Head of Inter-City consumer	Tenured operations leader with experience in supply chain, program/product management.	Jumia
	Nimish Shah	Head of Intra-City consumer	Ex-Investment Banker, led the business for West and East India for Uber across ride hailing and food delivery	Uber
	Nikhar Patel	Chief of Staff	Launched Ola Cabs in India to help Ola scale into new verticals including hyper local grocery deliveries, Bikes and Ola Prime	Careem, Mu Sigma, OLA
	Abdelrahman Sukar	Head of Marketing	Led the market entry and national branding for Hype energy drinks into the Egyptian market, making it a market leader in that space	Hype Energy
	Youssef Salem	CFO [1]	Executed > 20 infrastructure M&A, capital raises and financings with > $65bn in value; and > 25 transactions across other sectors including TMT and FIG	Moelis, QInvest
	Omar Mekky	Head of Engineering	Grew Robusta's team (the leading software agency in Egypt) from 15 to 100 engineers. Omar served as the CTO for multiple reputable organizations	CareerFoundry, robusta
	Manish Jha	Head of Product	Experience in building enterprise & retail products. Previously worked at OLA Cabs India solving problems related to ride sharing & logistics	OLA
	Mustafa Baris	Head of Growth	Previously led the customer marketing technologies team at Careem and Yandex	Careem, Yandex
	Shashi Singh	Head of Operations	Launched Uber Eats in India. Previously led the sales and Operations for Coca-cola in north India	Uber, Coca-Cola
	Daniel Mangabeira	Head of Legal/Policy Compliance (incoming)	Responsible for turning around the regulatory landscape for Uber in Brazil. Built and led a team of 30 policy professionals for Uber across Latin America	Uber

1. Starting date is 1 September 2021.

62
swvl

Swvl values: differentiated ESG investment

Advancing Social Justice

- Affordable, convenient and safe transportation that increases social and economic equity for women
- Increased access to employment options for drivers and other young professionals

Reducing Prohibitive Societal Burden

- Can contribute to reduced congestion via optimized and efficient shared mobility
  - ~14.4mm person-hour of congestion reduced (1)
- Enables governments to bypass significant capital expenditure and leapfrog into the future of mobility

Lowering Carbon Footprint

- Shared mobility model can contribute to reduced emissions relative to single-ride options
  - ~245mm pounds of CO_2 emissions saved (2)

...while targeting robust profitability via a best-in class technology platform

Note: Emissions and congestion data calculate reduction from Swvl rides relative to emission and congestion created assuming each passenger takes their own ride.

1. Reflects Swvl's estimates of amount of congestion reduction since Swvl's inception.
2. Reflects Swvl's estimates of amount of CO2 Swvl buses saved since Swvl's inception. Vehicle emissions data sourced from vehicle producer site and www.car-emissions.com.

63 swvl

Appendix 64

Swvl’s technology ecosystem Corporate or school Network planning and Scheduling Trip monitoring Invoicing analytics Powered by Transit Agency Network planning and White-labeled rider Fixed and dynamic routing Pricing and revenue analytics and driver application systems management systems Rider and driver Book tickets on the app Platform Fulfilled by Rider and driver application 65Swvl’s technology ecosystem Corporate or school Network planning and Scheduling Trip monitoring Invoicing analytics Powered by Transit Agency Network planning and White-labeled rider Fixed and dynamic routing Pricing and revenue analytics and driver application systems management systems Rider and driver Book tickets on the app Platform Fulfilled by Rider and driver application 65

Provides an eor ff tless and brilliant user experience… Rider mobile application enables riders to access all available trips easily, nd their fi desired destinations, and make available stops and book in advance. Plan entire work week ahead Real time Walk to station tracking visibility Walk to station visibility Select service types ( economy/premium ) Flexible pick-up/ Select any hour Flexible payment drop-o ff convenient for options - Cash/ availability travel Card/Wallets Pricing visibility 66Provides an eor ff tless and brilliant user experience… Rider mobile application enables riders to access all available trips easily, nd their fi desired destinations, and make available stops and book in advance. Plan entire work week ahead Real time Walk to station tracking visibility Walk to station visibility Select service types ( economy/premium ) Flexible pick-up/ Select any hour Flexible payment drop-o ff convenient for options - Cash/ availability travel Card/Wallets Pricing visibility 66

… and a superior driver experience Enabling drivers to access all upcoming/past trips easily, check-in/check-out, manage nanc fi es and 24*7 support, and training modules to learn best practices. Trip management Training modules Seamless check-in experience 24*7 support 67 67… and a superior driver experience Enabling drivers to access all upcoming/past trips easily, check-in/check-out, manage nanc fi es and 24*7 support, and training modules to learn best practices. Trip management Training modules Seamless check-in experience 24*7 support 67 67

Enables corporate admins to schedule rides… Easy access to drivers & vehicles information. Ability to mass upload and update ride schedules to drivers including all details; dates, timings, pickup and drop o ff Schedule locations. timings, stops and routes. Update schedules with a press of a button. 68Enables corporate admins to schedule rides… Easy access to drivers & vehicles information. Ability to mass upload and update ride schedules to drivers including all details; dates, timings, pickup and drop o ff Schedule locations. timings, stops and routes. Update schedules with a press of a button. 68

… and get optimized routes to improve cost ecienc ffi y… AI algorithm optimizes supply cost Optimize routes based on different and/or travel time significantly via rider location and machine learning through various Optimize routes based destination inputs. on distance vs. time. data points involving riders' locations, destinations, commute timings Optimize walk to station & travel time. Optimize on Enhance vehicle vehicle types utilization on a seat level. level. 69… and get optimized routes to improve cost ecienc ffi y… AI algorithm optimizes supply cost Optimize routes based on different and/or travel time significantly via rider location and machine learning through various Optimize routes based destination inputs. on distance vs. time. data points involving riders' locations, destinations, commute timings Optimize walk to station & travel time. Optimize on Enhance vehicle vehicle types utilization on a seat level. level. 69

… while having real time visibility on all rides to ensure safety of passengers Ability to monitor rides in real-time with complete visibility over ride timings, driver information, vehicle types, and current ride progress. Mass upload ride schedules to drivers. 70… while having real time visibility on all rides to ensure safety of passengers Ability to monitor rides in real-time with complete visibility over ride timings, driver information, vehicle types, and current ride progress. Mass upload ride schedules to drivers. 70

Automated invoicing capability and transparency E2E automated payment system covering for all payment cases, scenarios such as - Daily wage, km payout, tolls, fines, etc. 71

Live pricing and revenue management 72Live pricing and revenue management 72

Real time analytics for informed decision making 73Real time analytics for informed decision making 73

100+ TaaS clients across the globe with aor ff dable, reliable & convenient enterprise solution 74100+ TaaS clients across the globe with aor ff dable, reliable & convenient enterprise solution 74

Reconciliation from Gross Revenue to IFRS Revenue

($ in millions)	2019A	2020A	2021E	2022E	2023E	2024E	2025E
Gross revenue	**$28.8**	**$26.2**	**$46.5**	**$141.4**	**$402.5**	**$813.6**	**$1,304.3**
Less: Promotions and incentives	(10.9)	(5.7)	(6.6)	(15.6)	(33.2)	(52.7)	(62.0)
Less: Refunds	(2.1)	(1.8)	(4.0)	(8.9)	(9.7)	(8.1)	(6.8)
Less: Uncollected cash	(0.7)	(0.5)	-	-	-	-	-
Less: Waivers	(1.3)	(0.5)	(0.4)	(0.9)	(1.8)	(3.3)	(4.6)
Less: Package subscription discounts	(0.2)	(0.3)	-	-	-	-	-
Less: Deductions	(0.1)	(0.0)	-	-	-	-	-
Add: Un-booked packages revenues	-	0.0	-	-	-	-	-
Total revenue	**$13.6**	**$17.3**	**$35.5**	**$116.1**	**$357.9**	**$749.6**	**$1,230.9**

Note: 2019 and 2020 financial data are subject to an ongoing audit.

75 swvl

Reconciliation from IFRS Operating Expenses to “Other Operating Expenses” ($ in millions) 2020A Commentary Operating Expenses General and administrative expenses ($19.3) Selling and marketing costs (3.4) Other expenses (0.2) Total Operating Expenses ($22.9) Expenses captured above Growth marketing 2.4 Costs included in selling and marketing expenses Technology costs 1.0 Costs included in general and adminstrative expenses Expenses below Adjusted EBITDA included in Total Operating Expenses Title Depreciation of property and equipment 0.1 Depreciation of right-of-use assets 0.4 Indirect tax expenses 0.2 Accounting provisions included in Total Operating Expenses Provision for share-based payments (ESOP) 1.5 Expected credit losses 0.6 Provision for employees’ end of service benefits 0.2 Other Operating Expenses ($16.4) Note: 2019 and 2020 nancial data ar fi e subject to an ongoing audit. 76Reconciliation from IFRS Operating Expenses to “Other Operating Expenses” ($ in millions) 2020A Commentary Operating Expenses General and administrative expenses ($19.3) Selling and marketing costs (3.4) Other expenses (0.2) Total Operating Expenses ($22.9) Expenses captured above Growth marketing 2.4 Costs included in selling and marketing expenses Technology costs 1.0 Costs included in general and adminstrative expenses Expenses below Adjusted EBITDA included in Total Operating Expenses Title Depreciation of property and equipment 0.1 Depreciation of right-of-use assets 0.4 Indirect tax expenses 0.2 Accounting provisions included in Total Operating Expenses Provision for share-based payments (ESOP) 1.5 Expected credit losses 0.6 Provision for employees’ end of service benefits 0.2 Other Operating Expenses ($16.4) Note: 2019 and 2020 nancial data ar fi e subject to an ongoing audit. 76

Reconciliation from Adjusted EBITDA to Total Comprehensive Loss ($ in millions) 2020A Commentary Adjusted EBITDA ($29.0) Less: Expenses below Adjusted EBITDA included in G&A, S&M, and other expenses Depreciation of property and equipment (0.1) Depreciation of right-of-use assets (0.4) Provision for share-based payments (1.5) Expected credit losses (0.6) Provision for employees’ end of service benetfi s (0.2) Included in Staff Cost Indirect tax expenses (0.2) Title Add: Income / (expenses) below operating loss (1) Other income 0.5 Unrealised foreign exchange gains 1.0 Finance cost, net (1.5) Deferred tax gain 2.7 Loss for the year ($29.3) Add: Other comprehensive income Exchange dier ff ences on translation of foreign operations, net of tax 0.0 Total comprehensive loss for the year ($29.3) Note: 2019 and 2020 nancial data ar fi e subject to an ongoing audit. G&A refers to general and administrative expenses; S&M refers to Selling and marketing expenses; Other expense, as recorded in IFRS statements. 77 1. Other income includes Interest income and Dividend income.

2019 Monthly Gross and Net Margin Reconciliation

($ in millions)	2019-2	2019-3	2019-4	2019-5	2019-6	2019-7	2019-8	2019-9	2019-10	2019-11	2019-12
Number of bookings (in millions)	0.95	1.09	1.11	1.31	1.22	1.85	1.66	2.39	2.86	2.98	2.92
Average price ($)	US$1.18	US$1.30	US$1.32	US$1.31	US$1.34	US$1.44	US$1.56	US$1.45	US$1.44	US$1.29	US$1.28
Gross revenue	US$1.12	US$1.42	US$1.46	US$1.71	US$1.64	US$2.67	US$2.59	US$3.47	US$4.12	US$3.85	US$3.74
Captain costs	(1.72)	(1.92)	(1.78)	(1.88)	(1.99)	(2.68)	(2.46)	(3.42)	(4.06)	(3.96)	(4.40)
Gross margin	(US$0.60)	(US$0.50)	(US$0.32)	(US$0.17)	(US$0.35)	(US$0.01)	US$0.13	US$0.05	US$0.06	(US$0.11)	(US$0.66)
Gross margin (%)	(54%)	(35%)	(22%)	(10%)	(21%)	(0%)	5%	1%	1%	(3%)	(18%)
Promos and rider incentives	(0.39)	(0.51)	(0.55)	(0.55)	(0.50)	(1.01)	(0.95)	(1.47)	(1.88)	(1.52)	(1.17)
Waivers	(0.09)	(0.06)	(0.03)	(0.05)	(0.05)	(0.05)	(0.05)	(0.13)	(0.20)	(0.30)	(0.20)
Refunds	(0.05)	(0.07)	(0.07)	(0.09)	(0.10)	(0.20)	(0.26)	(0.25)	(0.32)	(0.38)	(0.29)
Captain bonus & deductions	(0.22)	(0.12)	(0.09)	-	(0.05)	0.02	0.01	0.01	(0.36)	(0.47)	(0.35)
Unbooked package revenues	-	-	-	-	-	-	-	-	-	-	0.01
Net margin	(US$1.35)	(US$1.26)	(US$1.06)	(US$0.86)	(US$1.05)	(US$1.25)	(US$1.12)	(US$1.79)	(US$2.70)	(US$2.78)	(US$2.66)
Net margin (%)	(121%)	(89%)	(73%)	(50%)	(64%)	(47%)	(43%)	(52%)	(66%)	(72%)	(71%)

Net margin represents gross profit / loss, as recorded in IFRS financial statements; includes impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

Note: 2019 and 2020 financial data are subject to an ongoing audit. Gross revenues and gross margins are non-IFRS measures. Gross Revenue represents Revenue before impact of promos, refunds, and waivers. Gross margin represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. Net margins reflect gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

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2020 Monthly Gross and Net Margin Reconciliation

($ in millions)	2020-1	2020-2	2020-3	2020-4	2020-5	2020-6	2020-7	2020-8	2020-9	2020-10	2020-11	2020-12	FY 2020
Number of bookings (in millions)	2.72	2.69	2.24	0.67	0.54	0.59	0.69	0.86	1.18	1.37	1.70	1.58	16.83
Average price ($)	US$ 1.38	US$ 1.58	US$ 1.49	US$ 1.21	US$ 1.20	US$ 1.24	US$ 1.42	US$ 1.72	US$ 1.69	US$ 1.75	US$ 1.65	US$ 1.91	US$ 1.56
Gross revenue	US$ 3.76	US$ 4.25	US$ 3.34	US$ 0.81	US$ 0.65	US$ 0.73	US$ 0.98	US$ 1.48	US$ 2.00	US$ 2.40	US$ 2.80	US$ 3.02	US$ 26.22
Captain costs	(4.68)	(4.23)	(3.34)	(0.77)	(0.62)	(0.65)	(0.79)	(1.07)	(1.61)	(1.96)	(2.25)	(2.51)	(24.48)
Gross margin	(US$0.92)	US$0.02	US$0.00	US$0.04	US$0.03	US$0.08	US$0.19	US$0.41	US$0.39	US$0.44	US$0.55	US$0.51	US$1.74
Gross margin (%)	(24%)	0%	0%	5%	5%	11%	19%	28%	20%	18%	20%	17%	7%
Promos and rider incentives	(1.19)	(1.57)	(1.20)	(0.04)	(0.01)	(0.02)	(0.08)	(0.15)	(0.26)	(0.36)	(0.44)	(0.44)	(5.76)
Waivers	(0.14)	(0.07)	(0.05)	-	-	-	(0.01)	(0.01)	(0.01)	(0.02)	(0.03)	(0.02)	(0.36)
Refunds	(0.30)	(0.33)	(0.25)	(0.01)	(0.01)	(0.02)	(0.07)	(0.14)	(0.14)	(0.19)	(0.20)	(0.19)	(1.85)
Captain bonus & deductions	(0.34)	(0.21)	(0.18)	(0.02)	-	(0.01)	0.01	-	(0.06)	(0.06)	(0.04)	(0.04)	(0.95)
Unbooked package revenues	0.01	0.01	0.01	0.01	-	-	-	-	-	-	-	-	0.04
Annual tolls and fines													(2.00)
Net margin	(US$2.88)	(US$2.15)	(US$1.67)	(US$0.02)	US$0.01	US$0.03	US$0.04	US$0.11	(US$0.08)	(US$0.19)	(US$0.16)	(US$0.18)	(US$9.14)
Net margin (%)	(77%)	(51%)	(50%)	(2%)	2%	4%	4%	7%	(4%)	(8%)	(6%)	(6%)	(35%)

Net margin represents gross profit / loss, as recorded in IFRS financial statements; includes impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

Note: 2019 and 2020 financial data are subject to an ongoing audit. Gross revenues and gross margins are non-IFRS measures. Gross Revenue represents Revenue before impact of promos, refunds, and waivers. Gross margin represents gross revenue net of captain costs and prior to impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines. Net margins reflect gross profit / loss, as recorded in the Company's financial statements prepared in accordance with IFRS; reflect impact of promos, refunds, waivers, captain bonuses and deductions, and tolls and fines.

79